                       SCHEDULE 14C INFORMATION STATEMENT

                 Information Statement Pursuant to Section 14(c)
             of the Securities Exchange Act of 1934 (Amendment No. 3 )

Check the appropriate box:
[X]  Preliminary Information Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
[ ]  Definitive Information Statement

                               Moneyzone.com, Inc.
                  --------------------------------------------
                  (Name of Registrant as Specified in Charter)

                               Moneyzone.com, Inc.
              ----------------------------------------------------
              (Name of Person(s) Filing the Information Statement)

Payment of Filing Fee (Check the appropriate box):
         [X]  No Fee Required.
         [ ]  Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

         1) Title of each class of securities to which transaction applies:

                     Common Stock, par value $.15 per share
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         2) Aggregate number of securities to which transaction applies:

                     25,000,000 shares of Common Stock Outstanding
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         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

                     N/A
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         4) Proposed maximum aggregate value of transaction:

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         5) Total Fee Paid.

[ ]      Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
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         1) Amount Previously Paid:

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         2) Form, Schedule or Registration Statement No.:

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         3) Filing Party:

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         4) Date Filed:

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                               MONEYZONE.COM, INC.

                              INFORMATION STATEMENT

                               Mailing Date: _____, 2002

                  We are not asking you for a proxy and you are
                        requested not to send us a proxy

         This Information Statement has been filed with the Securities and
Exchange Commission and is being mailed or otherwise furnished to the registered stockholders of Moneyzone.com, Inc. (the "Company") in connection with the prior approval by the board of directors of the Company, and receipt by the board of approval by written consent of the holders of a majority of the Company's outstanding shares of Common Stock, of resolutions to,

         1.       Forward split the shares of Common Stock of the Company on a five for one basis.

         2.       To approve the Agreement and Plan of Reorganization (the
"Agreement") and the transactions contemplated thereby, by and among the Company and Quicktest 5, Inc. ("Quicktest"); that the Company merge with Quicktest and take all necessary actions to complete such transaction (the "Merger"), including but not limited to the filing of the appropriate merger documents with the State of Delaware.

         3.       Amend the Certificate of Incorporation of the Company to
increase the total amount of the Company's authorized Common Stock, from
25,000,000 shares to 100,000,000 shares (the "Capital Stock Increase").

         4.       Amend the Certificate of Incorporation of the Company to
change the name of the Company to "QT 5, Inc.", or, if the new name is unacceptable to the applicable regulators having jurisdiction over the affairs of the Company, to any such other name that is approved by the board of directors in its sole discretion.

         5.       That, upon the closing and effectiveness of the merger,
Timothy J. Owens, Steven H. Reder, and Michael Kessler be nominated to serve on the Board of Directors of the Company until the next annual meeting of shareholders.

         The Company has obtained all necessary corporate approvals in connection with the foregoing actions and your consent is not required and is not being solicited in connection with the approval of the foregoing actions.
Section 228 of the Delaware General Corporation Law and the By-laws of the
Company provide that any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if stockholders holding at least a majority of the voting power sign a written consent approving the action.

         We are sending this Information Statement to the Company's stockholders of record who owned common stock of the Company as of ________, 2002 (the
"Record Date"). As of the Record Date, the Company had 600,000 shares of common stock issued and outstanding, and each share of Common Stock is entitled to one vote.

         The actions will not become effective until (i) 21 days from the date this Information Statement is first mailed to stockholders, or, (ii) such later date as approved by the board of directors, in its sole discretion.

         This Information Statement is dated ________, 2002 and is first being mailed to stockholders on or about ______, 2002.

         All expenses incurred in connection with the preparation and mailing of this Information Statement will be borne by the Company. This Information
Statement is prepared and distributed by the Company.

         We Are Not Asking You For a Proxy and You Are Requested Not To Send Us
A Proxy.

Interest of Certain Persons in Matters to Be Acted Upon
-------------------------------------------------------

         No director, executive officer, nominee for election as a director, associate of any director, executive officer or nominee or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, resulting from the actions set forth herein, which is not shared by all other stockholders pro-rata, and in accordance with their respective interests.

Certain Questions and Answers
-----------------------------

Q:   What am I being asked to Approve?

     A:  You are not being asked to approve anything. This Information Statement is being provided to you solely for your information. Stockholders holding a majority of the outstanding voting common stock of the Company have already agreed:

         1.       Forward split the shares of Common Stock of the Company on a five for one basis.

         2.       To approve the Agreement and Plan of Reorganization (the
"Agreement") and the transactions contemplated thereby, by and among the Company and Quicktest 5, Inc. ("Quicktest"); that the Company merge with Quicktest and take all necessary actions to complete such transaction (the "Merger"), including but not limited to the filing of the appropriate merger documents with the State of Delaware.

         3.       Amend the Certificate of Incorporation of the Company to
increase the total amount of the Company's authorized Common Stock, from
25,000,000 shares to 100,000,000 shares (the "Capital Stock Increase").

         4.       Amend the Certificate of Incorporation of the Company to
change the name of the Company to "QT5, Inc.", or, if the new name is unacceptable to the applicable regulators having jurisdiction over the affairs of the Company, to any such other name that is approved by the board of directors in its sole discretion.

         5.       That, upon the closing and effectiveness of the merger,
Timothy J. Owens, Steven H. Reder, and Michael Kessler be nominated to serve on the Board of Directors of the Company until the next annual meeting of shareholders.

Q:   Why have the board of directors agreed to approve these actions?

         A:   All of these actions are necessary to accomplish the terms of the
Agreement.

Q:   What are the basic terms of the transaction with Quicktest?

         A:   The Company will merge with and into Quicktest. In exchange for all the capital stock of Quicktest, the stockholders of Quicktest will receive such number of shares of our Common Stock representing approximately 90% of the outstanding shares of our Common Stock after giving effect to the terms of the
Agreement. You will retain all of your present stockholdings in the Company and are not required to do anything.

Q:   Will I recognize a gain or loss in connection with the transaction with
Quicktest?

         A:   No.

Q:   Do I have appraisal rights?

         A:       No. you are not entitled to appraisal rights under Delaware Law.

Q:   Are there any conditions to the transactions with Quicktest?

         A:       Yes. There are several conditions, including the following:
The Company must file all reports that are required to be filed with the
Securities and Exchange Commission; The approval of the stockholders of the
Company voting in favor of the Merger Agreement and the transactions contemplated thereunder; The Company shall have not less than $300,000 of cash;
Approval of the increase in authorized capital stock of the Company; and The
Company shall change its name to QT5, Inc.

Q:   What business is conducted by Quicktest?

         A:      Quick Test, incorporated in the state of Delaware, intends to market and sell, under private label, to the "Retail Over the Counter (O.T.C.)
Consumer" A Nicotine Replacement Water Based Beverage, Urine Analysis Drug
Detection products, together with proprietary Human Resource Services to the
Business and Government Markets.

Q:   Are there risks involved in the transaction with Quicktest?

         A:       Yes. After the transaction is completed, our success will be totally dependent on the success of Quicktest. Quicktest is a development stage company and only recently started taking its products to market. There are no assurances that Quicktest's operations will be profitable after the closing of the transaction.

Q:   When do you expect to complete the transaction with Quicktest?

         A:       Within approximately one month after the date of this
Information Statement. As mentioned previously, there are several conditions to the closing of the transaction.

Principal Stockholders
----------------------

         The board of directors of the Company approved the actions on July 16,
2002. At that time and as of the date of this Information Statement, the directors and officers of the Company owned an aggregate of 3,000 shares of
Common Stock of the Company and, accordingly, do not have a substantial interest in the Proposals.

         The following table sets forth information available to the Company, as of _________, 2002 with respect to the beneficial ownership of the outstanding shares of the Company's Common Stock by (i) any holder of more than five percent
(5%) of the outstanding shares; (ii) the Company's officers and directors; and
(iii) the Company's officers and directors as a group (the table has been prepared based on information provided to the Company by each shareholder):

      Name and Address of           Shares of Common       Percentage (%) of
        Beneficial Owner               Stock Owned           Common Stock
       -------------------             -----------           ------------
John Iannetta (1)                        2,000                     *
Halla Moran (2)                          1,000                     *
Robert Moore      (3)                   76,781                  12.8
William Bossung (4)                    195,135                  32.5
Todd Sanders      (5)                  195,136                  32.5
Global Capital Partners Inc. (6)        69,659                  11.6

All officers and directors as a
group (two (2) persons)                  2,000                     *
* Less than one percent.

(1)  John Iannetta is President and a member of our Board of Directors.  The address for John Iannetta is 3260 North Hayden, Ste 209, Scottsdale,
     Arizona 85251.
(2)  Halla Moran is Secretary and a member of our Board of Directors. The address for Halla Moran is 235 South Camella Street, Anaheim, California
     92804.
(3)  The address for Robert Moore is 2875 E. Patrick Lane Suite G, Las Vegas, NV
     89120
(4)  The address for William Bossung is19100 Von Karman Ave, Ste 450, Irvine,
     California 92612.
(5)  The address for Todd Sanders is 19100 Von Karman Ave, Ste 450, Irvine,
     California 92612
(6)  The address for Global Capital Partners, Inc. is 15105 John J. Delaney
     Drive, #341, Charlotte, North Carolina 28277.

                                  Forward Split

General
-------

         The Board of Directors and holders of a majority of the outstanding
Common Stock of the Company authorized and approved by written consent a Forward
Stock Split of five for one of the Company's outstanding Common Stock (the
"Forward Stock Split") whereby each holder of our Common Stock will receive five shares of our Common Stock for each share of our Common Stock held on the effective date of the Forward Stock Split to effectuate the Merger.

         The intent of the Forward Stock Split is to increase the marketability and liquidity of the Common Stock. The Board of Directors believes that the limited number of shares outstanding limits the marketability of the Common
Stock. However, shareholders are cautioned that there can be no assurance that this will come to pass. Although the Forward Stock Split would not, by itself, impact our assets or business, the Forward Stock Split could result in an increase in the aggregate market value of our equity capital. The Board of
Directors believes that this risk is outweighed by the benefits of the Forward
Stock Split.

Effectiveness
-------------

         The Forward Stock Split will become effective as soon as practicable after the filing with the Secretary of State of the State of Delaware of a
Certificate of Amendment to our Certificate of Incorporation in substantially the form annexed hereto. Upon the effectiveness of the Forward Stock Split, the number of shares of our Common Stock issued and outstanding would be increased to a number that would be equal to the number of shares of our Common Stock issued and outstanding immediately prior to the effectiveness of the Forward
Stock Split, multiplied by five. The actual number of authorized shares of our
Common Stock would not be changed.

         With the exception of the number of shares issued and outstanding, the rights and preferences of the shares of our Common Stock prior to and subsequent to the Forward Stock Split would remain the same. After the effectiveness of the
Forward Stock Split, we do not anticipate that our financial condition or any aspect of our business would materially change as a result of the Forward Stock
Split.

         Commencing at the close of business, following the filing of the
Forward Stock Split Amendment with the Secretary of State of the State of
Delaware (the "Effective Time"), each stock certificate representing shares of our Common Stock before such date (the "Pre-Effective Stock") would be deemed for all corporate purposes without any action on the part of the shareholders to evidence ownership of the increased number of shares of our Common Stock resulting from the Forward Stock Split (the "Post-Effective Stock"). As soon as practicable after such date, stockholders would be notified as to the effectiveness of the Forward Stock Split and instructed as to how and when to surrender their certificates representing shares of Pre-Effective Stock in exchange for certificates representing shares of Post-Effective Stock. We intend to use American Stock Transfer & Trust Company as our exchange agent in effecting the exchange of certificates following the effectiveness of the
Forward Stock Split.

         The Forward Stock Split alone will increase the number of outstanding shares of Common Stock to approximately 3,000,000 shares.  The number of shares of capital stock authorized by the Certificate of Incorporation will not change as a result of the Forward Stock Split.  The Common Stock issued pursuant to the
Forward Stock Split will be fully paid and non-assessable. The Forward Stock
Split will not alter the voting and other rights that presently characterize the
Common Stock.

Fractional Shares
-----------------

         No fractional shares of our Common Stock will be issued to stockholders as a result of the Forward Stock Split.

                                     Merger

General
-------

         The Company has entered into the Agreement, which sets forth the terms and conditions of a proposed business combination among the Company and
Quicktest. Pursuant to the Agreement, the holders of Quicktest common stock will exchange their shares for shares of the Company's Common Stock, with the Company as the surviving corporation. It is currently anticipated that the consummation of the Merger will occur no sooner than twenty (20) days after the date this
Information Statement is first mailed to our current stockholders.

         Quicktest, incorporated in the state of Delaware, intends to market and sell, under private label, to the "Retail Over the Counter Consumer" a Nicotine
Replacement Water Based Beverage, and Urine Analysis Drug Detection products, together with proprietary Human Resource Services to the Business and Government
Markets. There is no public trading market for the equity securities of
Quicktest. There are approximately 60 holders of record of Quicktest common stock. Quicktest has not declared any cash dividends on its common equity for the previous two fiscal years. There is nothing restricting Quicktest from issuing dividends. Quicktest does not have any compensation plans under which equity securities of Quicktest are authorized for issuance, nor does it have any compensation plans which call for the issuance of common stock. Quicktest currently has no employees outside of management. The principal executive offices of Quicktest are located at 5655 Lindero Canyon Road, Suite 120,
Westlake Village, California 91362, and the telephone is (866) 508-8378.

Business
--------

         Quicktest is a developer, distributor, and marketer that has developed diagnostic tools and pharmaceutical products for the individual, home, and work environments. Its first product to market is anticipated to be the patented Nico
Water, a water based nicotine product. In addition to Nico Water, to date,
Quicktest has been engaged in the research and development of proprietary programs for business and government use to educate and limit liability of employee drug use, sexual harassment and work place discrimination. Quicktest has aligned itself with a manufacturer of In Vitro Drug Test devices, that are patented and/or patent pending and F.D.A. approved for the sale to the general public through a wide range of retail venues including: drug stores, health food stores and supermarkets. Quicktest will utilize a national distributor network developed by its key executives capitalizing on historic relationships with buyers and sales managers.

The following is a description of Quicktest's current products:
---------------------------------------------------------------

        1.   Nico Water is an odorless and tasteless water based nicotine product. Nico Water is suitable for sale in a wide venue of retail outlets i.e. drug stores, markets, restaurants, airlines, and convenience stores.

        2.   Quicktest for drugs is a rapid immunochromatographic assay for the simultaneous qualitative detection of amphetamine, cocaine, morphine, PCP, THC, Cocaine, Marijuana, Morphine, P.C.P.,
             Amphetamines and/ or their metabolites in urine.

The following is a description of Quicktest's products in development:
---------------------------------------------------------------

        1.   Human Resources services include a complete automated Drug-Free awareness workplace program, sexual harassment awareness training program, and an independent reporting service.

        2.   At home instant 10 minute results, H.I.V. Test Kit.

        3.   At Home Cholesterol Test Kit.

        4.   Low Cost Pregnancy Test.

Consent Required
----------------

         Approval of the Agreement requires the consent of the holders of a majority of the outstanding shares of our Common Stock entitled to vote at any annual meeting of stockholders as of the Record Date. A majority of the outstanding shares of our Common Stock as of the Record Date, has given its consent to approve the Agreement and the transactions contemplated thereby and accordingly, the requisite stockholder approval was obtained by the execution of the written consent in favor of the Agreement.

Reasons for Approval
--------------------

         The Board of Directors has given careful consideration to the Merger, the existing business operations of Quicktest, the future potential and plans of
Quicktest, the interest of our stockholders, and the risks of the Merger to our existing stockholders. Based on the foregoing considerations, the Board of
Directors, together with the holders of a majority of the outstanding shares of our Common Stock, believe the transactions contemplated by the Agreement, including, but not limited to, the name change, the forward stock split, and increase in authorized shares, are fair and in our best interests.

Terms of the Agreement
----------------------

         The following describes the material terms of the Agreement.
This summary is qualified in its entirety to the full text of the Agreement, which is attached hereto and such Agreement is incorporated into this
Information Statement by reference. You are urged to read the entire Agreement.

Completion of the Merger
------------------------

         The Merger will be consummated and become effective when the articles of merger are filed with the Delaware Secretary of State or at such other time as specified in the articles of merger. The Company and Quicktest anticipate that the Merger will be completed as soon as possible after all of the conditions to the Merger contained in the Agreement are satisfied, or where permissible, waived, or such later time as mutually agreed.

Directors of the Company after the Merger
-----------------------------------------

         As discussed herein as a condition to the Merger we have agreed to appoint certain nominees to our Board of Directors (See Action 5).

Manner and Basis of Converting Shares of Quicktest common stock into our Common Stock
-------------------------------------------------------------------------------------

         Under the terms of the Merger Agreement, upon completion of the Merger, each outstanding share of Quicktest common stock will be converted into the right to receive 1.33 shares of our Common Stock.

         As soon as reasonably practicable after the effective time of the
Merger, the exchange agent will mail to holders of Quicktest common stock, a letter of transmittal and instructions for use in exchanging Quicktest common stock certificates for certificates representing shares of our Common Stock. In addition, as soon as reasonably practicable after the exchange agent receives from holders of Quicktest common stock certificate(s) their respective Quicktest common stock certificate(s), the letter of transmittal and any other documents that are required by the letter of transmittal, they will be entitled to receive the Merger consideration in the form of a certificate or certificates representing the appropriate number of shares of our Common Stock.

         After consummation of the Merger, until surrendered and exchanged, each
Quicktest share certificate will be deemed to evidence the right to receive that number of shares of our Common Stock. We will not pay dividends or other distributions on any shares of our Common Stock to be issued in exchange for
Quicktest common stock certificates that are not surrendered until such
Quicktest common stock certificate is properly surrendered.

Quicktest Appraisal Rights
--------------------------

         Stockholders of Quicktest who have neither voted in favor of the Merger nor consented thereto in writing pursuant to Section 228 of the Delaware General
Corporation Law may be entitled to demand appraisal rights with respect to shares of Quicktest common stock outstanding immediately prior to the effective time of the Merger by properly demanding the "fair value" for such shares in accordance with applicable Delaware law, and accordingly such shares will not be converted into the right to receive our Common Stock, unless the stockholder fails to perfect or withdraw or otherwise loses the right to appraisal rights.
If after the effective time of the Merger, a stockholder fails to perfect or withdraw or loses the right to exercise appraisal rights, each such share of
Quicktest common stock will be treated as if it had been converted as of the effective time into the right to receive the shares of our Common Stock.
Quicktest has agreed to give the Company prompt notice of any demands received for appraisal rights, and we may participate in all negotiations and proceedings with respect to such demands. Quicktest will not be permitted, without our prior written consent, to make any payment with respect to, or settle or offer to settle, any such demands.

Representations and Warranties
------------------------------

         Representations of Quicktest
         ----------------------------

         The Merger Agreement contains representations and warranties of
Quicktest regarding, among other matters:

      *       the corporate organization and existence of Quicktest, including that it has been duly organized, is validly existing and in good standing with the corporate power and authority to own, operate and lease its assets, to perform its obligations under certain material agreements and to carry on its businesses as currently conducted;

      *       the corporate power and authority of Quicktest to execute and deliver the Agreement and related documents and to consummate the
              Merger and other contemplated transactions;

      *       the adoption by Quicktest 's board of directors of a resolution adopting the Agreement and the Merger and recommending approval of the Agreement by the stockholders of Quicktest;

      *       the accuracy of Quicktest's financial reports delivered to the
              Company;

      *       the validity and enforceability of intellectual property owned by
              Quicktest;

      *       the filing and accuracy of Quicktest's tax returns, the lack of pending or threatened proceedings, deficiencies or audits with respect to taxes, and certain related tax matters;

      *       Quicktest's employee benefit plans and related matters, including that such plans have been operated and administered in accordance with applicable law;

      *       the absence of material claims, actions, suits, proceedings and specified judgments, decrees and injunctions;

      *       the stockholder vote required to approve the Agreement and the
              Merger;

      *       the compliance of the Merger Agreement and related documents with
              Quicktest's certificate of incorporation and bylaws, applicable laws, and material agreements, including the absence of events of default or breach thereunder;

Representations of the Company
-------------------------------

         The Agreement contains representations and warranties of the Company regarding, among other matters:

      *       the capitalization of the Company, including the number of shares of capital stock authorized, the number of shares and rights to acquire shares outstanding, and the number of shares reserved for issuance;

      *       the absence of material misstatements or omissions in the
              information provided by the Company in its filings with the SEC and the accuracy and compliance of the Company's financial statements contained therein.

Conduct of Quicktest's Business Before the Completion of the Merger
-------------------------------------------------------------------

         The Agreement contemplates that, until the effective time of the Merger,
Quicktest will operate its business in the usual, regular and ordinary course in substantially the same manner as heretofore conducted, to pay the debts and taxes when due, pay or perform other obligations when due, and, to the extent consistent with such business, use its commercially reasonable efforts consistent with past practice and policies to preserve intact Quicktest present business organizations, keep available the services of its present officers and key employees and preserve its relationships with customers, suppliers, distributors, licensors, licensees, and others having business dealings with it, all with the goal of preserving unimpaired Quicktest's goodwill and ongoing businesses. The Agreement also contemplates that, until the effective time of the Merger, Quicktest will not, without the prior written consent of the
Company:

         *        declare, set aside or pay any dividends on or make any other distributions (whether in cash, stock or property) in respect of any of its capital stock, or split, combine or reclassify any of its capital stock or issue or authorize the issuance of any other securities in respect of, in lieu of or in
                  substitution for shares of capital stock, or repurchase,
                  redeem or otherwise acquire, directly or indirectly, any
                  shares of the capital stock (or options, warrants or other rights exercisable therefore) except for repurchases of shares its common stock from its employees in connection with the termination of their employment with Quicktest; provided,
                  however, that Quicktest may issue or authorize the issuance of its securities to the extent that the fully diluted outstanding shares of its capital stock following such issuance does not exceed 19,000,000 shares;

         *        issue, grant, deliver, or sell any shares of its capital stock or securities convertible into, or subscriptions, rights,
                  warrants or options to acquire, or other agreements or
                  commitments of any character obligating it to issue or purchase any such shares or other convertible securities, or accelerate the vesting of any stock options, except for the issuance of shares of Quicktest common stock upon the exercise or conversion of options, warrants or other rights, or convertible securities outstanding on the date hereof, and except for the grant of additional stock options, warrants, or other convertible
                  securities at a per share exercise price of at least 85% of the fair market value; provided, however, that Quicktest may issue, grant, deliver, or sell any shares of its capital stock or securities convertible into, or subscriptions, rights, warrants or options to acquire, or other agreements or commitments of any character obligating it to issue or purchase any such shares or other convertible securities, or accelerate the vesting of any stock options to the extent that the fully diluted
                  outstanding shares of Quicktest's capital stock following such issuance shall not exceed 19,000,000 shares of Quicktest Common
                  Stock;

         *        acquire or agree to acquire by merging or consolidating with, or by purchasing any assets or equity securities of, or by any other manner, any business or any corporation, partnership, association or other business organization or division thereof, or otherwise acquire or agree to acquire any assets which are material, individually or in the aggregate, to Quicktest's business; provided, however, that Quicktest may acquire, merge into, consolidate with, or purchase the assets of any entity to the extent that the fully diluted outstanding shares of
                  Quicktest's capital stock following such acquisition, merger, consolidation, or asset purchase does not exceed 19,000,000 shares of Quicktest Common Stock;

         *        sell, lease, license or otherwise dispose or agree to do the same with respect to any of its material properties or assets, except properties or assets which are not Intellectual Property and commercial licenses of Quicktest's software in the ordinary course of business and consistent with past practices;

         *        accelerate the vesting schedule of any of the outstanding
                  Quicktest Options or Quicktest common stock;

         *        change its methods of accounting or change its fiscal year; or

         *        take, or agree in writing or otherwise to take, any of the actions described above, or any other action that would prevent
                  Quicktest from performing or cause Quicktest not to perform its covenants hereunder, or any other action not in the ordinary course of Quicktest's business and consistent with past practice.

Conduct of the Company Before Completion of the Merger
------------------------------------------------------

The Merger Agreement contemplates that, until the effective time of the Merger, the Company, will carry on its business in the usual, regular and ordinary course in substantially the same manner as heretofore conducted, to pay its debts and Taxes when due, to pay or perform other obligations when due, and, to the extent consistent with such business, use its commercially reasonable efforts consistent with past practice and policies to preserve intact the present business organizations, all with the goal of minimizing any liabilities.
The Agreement also contemplates that, until the effective time of the Merger, the Company will not, without the prior written consent of Quicktest:

         *        declare, set aside or pay any dividends on or make any other distributions (whether in cash, stock or property) in respect of any of its capital stock, or split, combine or reclassify any of its capital stock or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for shares of its capital stock, or repurchase, redeem or
                  otherwise acquire, directly or indirectly, any shares of the capital stock (or options, warrants or other rights exercisable therefore) except for repurchases of shares of it's Common Stock from employees, in connection with the termination of their employment;

         *        issue, grant, deliver or sell or authorize or propose the
                  issuance, grant, delivery or sale of, or purchase or propose the purchase of, any shares of  capital stock or securities convertible into, or subscriptions, rights, warrants or options to acquire, or other agreements or commitments of any character obligating the Company to issue or purchase any such shares or other convertible securities, or accelerate the vesting of any stock options, except for the issuance of shares of Company
                  Common Stock upon the exercise or conversion of those options, warrants or other rights, or convertible securities that are outstanding on the date hereof and set forth on Disclosure
                  Schedule (subject to no more than 3,000,000 shares of Company
                  Common Stock being outstanding as of the effective date of the
                  Merger);

         *        acquire or agree to acquire by merging or consolidating with, or by purchasing any assets or equity securities of, or by any other manner, any business or any corporation, partnership, association or other business organization or division thereof;

         *        grant any loans to others or purchase debt securities of others or amend the terms of any outstanding loan agreement;

         *        grant any severance or termination pay to any director, officer, employee, or service provider;

         *        adopt any employee benefit plan, or enter into any employment contract, pay or agree to pay any special bonus or special remuneration to any director or employee, or increase the
                  salaries or wage rates of its employees;

         *        make or change any material election in respect of Taxes, adopt or change any accounting method in respect of Taxes, enter into any closing agreement, settle any claim or assessment in respect of Taxes, or consent to any extension or waiver of the
                  limitation period applicable to any claim or assessment in respect of Taxes;

         *        accelerate the vesting schedule of any of the outstanding stock options;

         *        take, or agree in writing or otherwise to take, any of the actions described above, or any other action that would
                  prevent the Company from performing or cause the Company not to perform its covenants hereunder, or any other action not in the ordinary course of the business or inconsistent with past practice.

Reasonable Efforts to Complete the Merger
-----------------------------------------

The Company and Quicktest are required to use reasonable efforts to make all filings required and to use reasonable efforts to take all further actions necessary or desirable to effect the transactions contemplated by the Agreement and the Merger.

Conditions to the Merger
------------------------

The obligations of the Company and Quicktest to complete the Merger are subject to the satisfaction or waiver of the following conditions:

         *        Each party shall have obtained the requisite approval of its shareholders to approve the Merger, and the transactions
                  contemplated hereby.

         *        All approvals from government authorities, including any
                  requisite Blue Sky approvals, which are appropriate or
                  necessary for the consummation of the Merger and the other transactions contemplated, shall have been obtained.

         *        No temporary restraining order, preliminary or permanent
                  injunction or other order issued by any court of competent jurisdiction or other legal restraint or prohibition preventing the consummation  of the Merger shall be in effect, nor shall any proceeding brought by an administrative agency or commission or other governmental authority or instrumentality, domestic or foreign, seeking any of the foregoing be pending; nor shall there be any action taken, or any statute, rule, regulation or order enacted, entered, enforced or deemed applicable to the
                  Merger, which makes the consummation of the Merger illegal or otherwise prohibits consummation of the Merger.

         *        No Governmental Entity shall have enacted, issued, promulgated, enforced or entered any statute, rule, regulation, executive order, decree, injunction or other order (whether temporary, preliminary or permanent) which is in effect and which has the effect of making the Merger illegal or otherwise prohibiting consummation of the Merger.

                                       10

Conditions to Obligations of Quicktest
--------------------------------------

The obligations of Quicktest to consummate and effect the Merger and the transactions contemplated hereby shall be subject to the satisfaction at or prior to the Effective Time of each of the following conditions, any of which may be waived, in writing, exclusively by Quicktest:

         *        The representations and warranties of the Company shall be true and correct in all respects on and as of the Effective Time as though such representations and warranties were made on and as of such time and the Company shall have performed and complied in all respects with all covenants and obligations of the
                  Agreement required to be performed and complied with by it as of the Effective Time, except to the extent that any such
                  inaccuracy or noncompliance would not result in a Material
                  Adverse Effect.

         *        Quicktest shall have been provided with a certificate of the
                  Company's Secretary relating to the organization, existence and good standing of Company and the authorization of the
                  Agreement and the transactions contemplated hereby and other customary matters, all in form and substance satisfactory to
                  Quicktest and its counsel.

         *        There shall be no bona fide action, suit, claim or proceeding of any nature pending against the Company, their respective properties or any of their officers or directors, arising out of, or in any way connected with, the Merger or the other
                  transactions contemplated by the terms of this Agreement that would reasonably be expected to have a Material Adverse Effect.

         *        As of the Closing Date, the Company's cash balance shall be at least $300,000.

         *        The outstanding shares of the Company's Common Stock shall not exceed 3,000,000 shares.

         *        Quicktest shall have received from the Company written
                  resignations from all of the officers and directors of the
                  Company; such resignations to be effective upon the Closing.
                  The Company shall have taken any and all necessary steps, as determined by Quicktest in its sole discretion, to insure the election of Quicktest's nominees to the Company's Board of
                  Directors, and the appointment of Quicktest's nominees as
                  officers of the Company, including but not limited to, the amendment of the Certificate of Incorporation and Bylaws of the
                  Company, such elections and appointments to be effective upon the Closing.

         *        Prior to the Closing, the Company shall only have one class of stock outstanding, being the Common Stock.

Conditions to the Obligations of the Company.
--------------------------------------------

The obligations of the Company to consummate and effect the Agreement and the transactions contemplated thereby shall be subject to the satisfaction at or prior to the Effective Time of each of the following conditions, any of which may be waived, in writing, exclusively by the Company:

         *        The representations and warranties of Quicktest shall be true and correct in all respects on and as of the Effective Time as though such representations and warranties were made on and as of the Effective Time and Quicktest shall have performed and complied in all respects with all covenants and obligations of this Agreement required to be performed and complied with by them as of the Effective Time except to the extent that any such non-compliance or inaccuracy would not result in a Material
                  Adverse Effect.

         *        There shall not have occurred any event or condition of any character that has had or is reasonably likely to have a
                  Material Adverse Effect.

         *        The Company shall have been provided with a certificate of
                  Quicktest's Secretary relating to the organization, existence and good standing of Quicktest and the authorization of the
                  Agreement and the transactions contemplated thereby and other customary matters, including certification that 95% of the voting securities of Quicktest shall have approved the Merger, all in form and substance satisfactory to the Company and its counsel.

         *        There shall be no bona fide action, suit, claim or proceeding of any nature pending against the Company, their respective properties or any of their officers or directors, arising out of, or in any way connected with, the Merger or the other
                  transactions contemplated by the terms of the Agreement that would reasonably be expected to have a Material Adverse Effect.

         *        The forward stock split shall have been effectuated.

                                       11

Termination of the Agreement
----------------------------

The Agreement is subject to termination prior to the effective time of the Merger:

         *        by mutual consent;

         *        by either party if it is not in material breach of its
                  obligations under the Agreement;

         *        by either party if an event having a Material Adverse Effect shall have occurred after the date of the Agreement;

         *        by either party if the other party fails to obtain approval of the Merger;

         *        by Quicktest if there is an action pending or threatened against the Company by the OTC BB with respect to any intention to delist the Company's Common Stock.

         *        by either party in the event that such other party is the subject of any litigation, claim, suit, action or proceeding, or to such party's Knowledge is aware of the threat of such litigation, claim, suit, action or proceeding, the subject of which are the transactions contemplated in the Agreement.

Change of Control
-----------------

The merger of the Company and Quicktest will result in a change of control of the Company with an aggregate of 25,000,000 shares of the Company's Common Stock being issued in connection with this transaction out of a then total of
28,000,000 shares of Common Stock. It is currently anticipated that the consummation of the Merger will occur no sooner than twenty (20) days after the date this Information Statement is first mailed to our current stockholders.

Due to the issuance of the Merger Consideration and the change in the directors of the Company, both of which will become effective on the date of the consummation of the Merger, which is currently expected to occur no sooner than twenty (20) days after the date this Information Statement is first mailed to our stockholders, a change in control of the Company will occur on the date of such consummation.

Dissenters' Rights of Appraisal.
-------------------------------

There are no dissenters' rights of appraisal applicable to the Agreement or the closing of the Merger.

Tax Aspects of the Merger
-------------------------

The proposed Merger is intended to qualify as a tax-free reorganization under the Internal Revenue Code of 1986. If the Merger qualifies as a tax-free reorganization, no gain or loss will be recognized for income tax purposes by either party as a result of the Merger. There will not be any material tax effects on any party's existing stockholders as a result of the Merger. However, neither the Company nor Quicktest has requested a tax ruling from the Internal
Revenue Service with respect to the Merger. Accordingly, no assurance can be given that the Merger will qualify as a tax-free reorganization. If the Merger does not qualify for tax free treatment, the Quicktest stockholder will be deemed to have sold his shares for Company Common Stock and be taxed on the difference between his basis in Quicktest common stock and the value of the
Company Common Stock. The Company stockholders should have no tax affect since they are not receiving any new shares.

Accounting Treatment
--------------------

         The Merger, for accounting purposes, will be treated as a reverse acquisition that will be accounted for as a recapitalization of Quicktest.  The historical financial statements of Quicktest for periods prior to the effectiveness of the Merger will become those of the Company after the Merger.
Net earnings/loss per share for periods prior to the Merger will be restated
based on the exchange ratio of the shares of common stock issued in connection with the Merger. We plan on adopting the fiscal year end of Quicktest (June 30).

Restricted Nature of Securities.
-------------------------------

The shares of the Company's common stock to be issued to the Quicktest stockholders in connection with the Merger will not be registered under the
Securities Act of 1933, as amended (the "Securities Act"), and will be deemed
"restricted securities" as that term is defined in Rule 144 promulgated by the
Securities and Exchange Commission under the Securities Act. Accordingly, such shares will be issued in reliance on the exemption from such registration requirements provided by the Securities Act. Such shares will be "restricted securities," and the certificate will bear legends restricting their subsequent resale in the absence of registration under the Securities Act or the availability of an exemption therefrom.

                                       12

                                  Risk Factors

Limited Operating History.  Quicktest has a limited operating history and its operations are subject to all the risks inherent in a business enterprise with such a limited operating history, including limited capital, possible delays in the development and implementation of our business plan, uncertain markets, and the absence of an operating history. The likelihood that Quicktest will succeed must be considered in light of the problems, expenses, and delays frequently encountered in connection with the development of new businesses, as well as many other factors. Quicktest has developed only limited customers and must rely upon potential customers that Quicktest's management may identify for generating revenues. There is no assurance that Quicktest will be able to develop successfully the business it intends to pursue, as described herein. We cannot be certain that our business will be successful or that we will generate significant revenues. Specifically, companies such as ours typically experience significant difficulties.

We May Never become Profitable.  Quicktest has incurred net operating losses in each fiscal quarter since we have been in business. We expect to continue to experience losses until the time, if ever, when our current products are able to sell products sufficient to generate revenues adequate to support our operations.

No Assurance of Successful Product Development.  Quicktest's ability to successfully develop any additional products is uncertain. Quicktest's research and development programs with respect to certain of its potential products are at an early stage.  Most of Quicktest's products have been approved for commercial sale in the United States. Potential new products will require additional research, development, testing, regulatory approval and additional investment prior to their commercialization, which may not be successful. There can be no assurance that Quicktest's approach will result in the development of commercially successful products.

We may have problems hiring sufficient staff to operate our business.  If we are able to expand our operations, we may need to hire additional staff. Finding quality and competent staff could be difficult. We will compete with other companies for qualified staff. In order to hire and retain staff, we will likely need to offer certain benefits, such as, medical benefits, 401K Plans and other retirement benefits. We have not made specific arrangements to offer such benefits and have not yet investigated the costs associated with providing such benefits.  If we are not able to expand our operations, our ability to earn additional revenue will be harmed.

Risks Associated with Dependence on Third Party Manufacturing and Governmental Regulations.
Quicktest is engaged in the wholesale distribution of private labeled proprietary (patented) In Vitro products (regulated) to the general public via the retail over the counter market, the Internet government agencies and to the business and professional community through national distributors. As with any government-regulated product, there is substantial risk that the marketplace may not be receptive to the products or services. Governmental regulations may change creating an adverse affect on one or more of our products, and the manufacturing processes that are governed by the government may become too restrictive to produce the product. We expect to incur substantial expenses as we continue to build out our automated national marketing infrastructure, our future product development and marketing activities and, if we are successful, to penetrate the national markets for our products. There can be no assurance that we will be able to market these services and products successfully or that any of Quicktest's future services and products based upon the consumer or business compliance with federal or state laws will be accepted in the marketplace. The costs of building out Quicktest's distribution channels, development and marketing efforts will be substantial and will be recorded and expensed as they are incurred, notwithstanding that the benefits, if any, from those marketing efforts (in the form of revenues) may not be reflected, if at all, until subsequent periods.

                                       13

Competition.  Quicktest's first product expected to go into the retail markets is the patented product Nicotine Water, sold under the trade name and mark
"NicoWater". As of the date hereof there is no known Nicotine Water marketed in the United States or Internationally. Our patent is valid for 17 years.
Quicktest also competes in the large rapidly growing and extremely competitive market place against other companies involved in an In Vitro On Site Drug
Testing, traditional Clinical Drug Testing, and other services, many of which have resources, both financial and other, far in excess of those Quicktest may possess or ever obtain. Many entities have exerted and continue to exert extensive research and development efforts, which have resulted in the introduction of a multitude of sophisticated, commercially marketable products and services. In view of the rapid changes taking place in Quicktest's business, there is no assurance that its products or services will gain or retain commercial acceptance for a sufficient period to yield a profit commensurate with its cost of developing a national automated distribution system.

No Independent Market Survey for the Services.  Quicktest has not undertaken an independent analysis or survey of the market for its products and services although information gathered and forecasts produced by various trade groups indicate the existence of a sizable potential market. Individuals, businesses and government organizations are believed willing to expend large sums for the purchase of our Company's products and services; however, there can be no assurance that Quicktest's products and services have the commercial potential to succeed in these target markets.

                                       14

Risks of Investing In the Drug Testing Industry, Markets Uncertain.  The Drug
Testing industry is speculative and involves a high degree of risk. The success of Quicktest will depend on a number of factors over which we will have little or no control. Even if any of Quicktest's concepts are sound, there can be no assurance that it will succeed financially. Success in Quicktest's business is unpredictable and susceptible to change. The success of Quicktest may also be materially affected by the popularity of other products and companies offering similar goods and services as well as the state of the national economy.
Quicktest operates in a rapidly evolving field that is likely to be affected by future product and service developments. Our ability to anticipate changes in products, markets, industry trends and to develop and introduce new and enhanced services on a timely basis will be a critical factor in its ability to grow and remain competitive. There can be no assurance that new services will be completed or that any new services can be marketed successfully. In addition, the anticipated development schedules for new or improved products are inherently difficult to predict and are subject to change as a result of shifting priorities in response to customer's requirements and competitors new product introductions. Moreover, we expect that it will devote substantial resources to the build out of Quicktest's infrastructure. The costs of those efforts will be expensed as they are incurred, notwithstanding that the benefits, if any, from Quicktest's product development efforts (in the form of increased revenues or decreased product costs) may not be reflected, if at all, until subsequent periods.

Government Regulations. The Over the Counter In Vitro Rapid Drug Testing
Products are relatively new and may be subject to extensive future regulation,
F.D.A., and/or state and federal government policy changes. Any one of these events may have a negative impact on our business.

Dependence on Trademarks for Current and Future Markets.  The market for certain of Quicktest's products and services will be, in part, dependent upon the goodwill engendered by our trademarks and trade names. Trademark protection will therefore be material to a portion of Quicktest's business. Quicktest has applied for federal trademark and trade name protection, relying on trademark law to protect brand names. Quicktest has applied for federally registered trademarks or trade names, and the failure to obtain trademark protection, or illegal use of any trademarks Quicktest may obtain, may have an adverse effect on Quicktest's business, financial condition and operating results.

We May Face Product Liability.  Liability might result from claims made directly by consumers or by others selling our products. We presently carry product liability insurance in amounts that we believe to be adequate, but we can give no assurance that such insurance will remain available at a reasonable cost or that any insurance policy would offer coverage sufficient to meet any liability arising as a result of a claim. We can give no assurance that we will be able to obtain or maintain adequate insurance on reasonable terms or that, if obtained, such insurance will be sufficient to protect us against such potential liability or at a reasonable cost. The obligation to pay any product liability claim or a recall of a product could have a material adverse affect on our business, financial condition and future prospects.

Intellectual Property.  Our success is dependent, in part, on the ability to protect the intellectual property rights associated with the Nico Water.  The inability to adequately protect such rights could have a material adverse effect on operations.  The failure to adequately protect its proprietary products could have a material adverse effect on our business and results of operations.

                                       15

                         INDEX TO FINANCIAL STATEMENTS

        Audited financial statements of Quicktest 5 Inc. for the years ended June 30, 2002 and 2001.........................................F-1

        Unaudited interim financial statements of Quicktest 5 Inc. for the quarter ended September 30, 2002 and 2001...........................F-17

        Unaudited pro forma financial statements of Moneyzone.com, Inc. for the year ended June 30, 2002 and the quarter ended September
        30, 2002............................................................F-25

                          INDEPENDENT AUDITORS' REPORT

Board of Directors and Stockholders
Quicktest 5 Inc.

We have audited the accompanying balance sheet of Quicktest 5 Inc. (a development stage company) ("Quicktest") as of June 30, 2002, and the related statements of operations, stockholders' equity and cash flows for each of the years in the two-year period then ended and for the period April 1, 1999 (date of inception) to June 30, 2002 (as restated - see Note 1). These financial statements are the responsibility of Quicktest's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Quicktest as of June 30,
2002, and the results of its operations and its cash flows for each of the years in the two-year period then ended and for the period April 1, 1999 (date of inception) to June 30, 2002, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming Quicktest will continue as a going concern. During the year ended June 30, 2002, Quicktest incurred a net loss of $3,775,560 and has not yet generated net sales revenue.
Recovery of Quicktest's assets is dependent upon future events, the outcome of which is indeterminable. In addition, successful completion of Quicktest's transition, ultimately, to the attainment of profitable operations is dependent upon its obtaining adequate financing to fulfill its development activities and achieving a level of sales adequate to support Quicktest's cost structure. These factors, among others, as discussed in Note 1 to the financial statements, raise substantial doubt about Quicktest's ability to continue as a going concern.
Management's plans in regard to these matters are also described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

                                                               CORBIN & WERTZ

Irvine, California
October 22, 2002

                                                                             F-1

                                                                QUICKTEST 5 INC.
                                                   (A Development Stage Company)

                                                                   BALANCE SHEET

ASSETS                                                           June 30, 2002
                                                             -------------------

Current assets:
     Cash                                                      $          62,391
     Prepaid royalties                                                   150,000
                                                             -------------------
         Total current assets                                            212,391

Property and equipment, net of accumulated
   depreciation of $669                                                    8,758
Patent, net of accumulated amortization of $735                           49,265
Other assets                                                               8,107
                                                             -------------------
                                                               $         278,521
                                                             ===================
LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
     Accounts payable and accrued expenses                     $         142,130
     Deferred rent expense                                                11,201
                                                             -------------------
         Total current liabilities                                       153,331
                                                             -------------------
Commitments and contingencies

Stockholder' equity:
     Common stock, $0.0001 par value; 100,000,000
       shares authorized;
       13,801,500 shares issued and outstanding                            1,380
     Additional paid-in capital                                        3,899,370
     Deficit accumulated during the development stage                 (3,775,560)
                                                             -------------------
         Total stockholders' equity                                      125,190
                                                             -------------------
                                                               $         278,521
                                                             ===================

--------------------------------------------------------------------------------
                                            See independent auditors' report and
                                      accompanying notes to financial statements

                                                                             F-2

                                                                QUICKTEST 5 INC.
                                                   (A Development Stage Company)

                                                       STATEMENTS OF OPERATIONS

================================================================================

                                                                                         For The Period
                                                                 For The Year          April 1, 1999 (Date
                                    For The Year Ended              Ended                of Inception)
                                       June 30, 2002            June 30, 2001           to June 30, 2002
                                   -----------------------    ------------------      ---------------------

Revenue                            $                 -        $              -        $                 -
                                   -----------------------    ------------------      ---------------------
Operating expenses -
     General and administrative              3,775,560                       -                  3,775,560
                                   -----------------------    ------------------      ---------------------
Net loss                           $        (3,775,560)       $              -        $        (3,775,560)
                                   =======================    ==================      =====================
Net loss available to common
  stockholders per common share:
     Basic and diluted             $             (0.60)       $              -
                                   =======================    ==================
Weighted average shares
  outstanding:
     Basic and diluted                       6,257,985               4,897,260
                                   =======================    ==================

--------------------------------------------------------------------------------
                                            See independent auditors' report and
                                      accompanying notes to financial statements

                                                                             F-3

                                                                QUICKTEST 5 INC.
                                                   (A Development Stage Company)

                                              STATEMENTS OF STOCKHOLDERS' EQUITY

                                For The Period April 1, 1999 (Date of Inception)
                                                           Through June 30, 2002

================================================================================

                                                                                                 Deficit
                                                                                               Accumulated
                                                   Common Stock              Additional         During the
                                           ----------------------------       Paid-in           Development
                                             Shares         Amount            Capital              Stage            Total
                                           -----------   --------------      ------------     ---------------    ------------

Balance, April 1, 1999                             -     $          -        $        -      $           -      $         -

Issuance of common stock to founders
  on April 7, 1999 for no consideration    4,400,000              440              (440)                 -                -

Net income                                         -                -                 -                  -                -
                                           -----------   --------------      ------------     ---------------    ------------
Balance, June 30, 1999                     4,400,000              440              (440)                 -                -

Net income                                         -                -                 -                  -                -
                                           -----------   --------------      ------------     ---------------    ------------
Balance, June 30, 2000                     4,400,000              440              (440)                 -                -

Issuance of common stock to founders
  on March 1, 2001 for no consideration    1,500,000              150              (150)                 -                -

Net income                                         -                -                 -                  -                -
                                           -----------   --------------      ------------     ----------------   ------------
Balance, June 30, 2001                     5,900,000              590              (590)                 -                -

Issuance of common stock to founders
  on October 30, 2001 for no
  consideration                              100,000               10               (10)                 -                -

Issuance of common stock for cash
  from January 2002 through June 2002
  at $0.50 per share                         399,500               40           199,710                  -          199,750

--------------------------------------------------------------------------------
Continued...                                See independent auditors' report and
                                      accompanying notes to financial statements

                                                                             F-4

                                                                QUICKTEST 5 INC.
                                                   (A Development Stage Company)

                                  STATEMENTS OF STOCKHOLDERS' EQUITY - CONTINUED

                                For The Period April 1, 1999 (Date of Inception)
                                                           Through June 30, 2002

================================================================================
                                                                                                   Deficit
                                                                                                 Accumulated
                                                      Common Stock               Additional       During the
                                           ----------------------------------     Paid-in        Development
                                             Shares            Amount             Capital           Stage         Total
                                           -----------     ---------------   --------------    --------------  -----------

Issuance of common stock for services
  from October 2001 through June 2002
  at $0.50 per share                        7,002,000             700           3,500,300              -        3,501,000

Issuance of common stock to unrelated
  parties for patent on May 17, 2002 at
  $0.50 per share                             100,000              10              49,990              -           50,000

Issuance of common stock to unrelated
  parties for prepaid royalties on
  June 14, 2002 at $0.50 per share            300,000              30             149,970              -          150,000

Net loss                                            -              -                   -       (3,775,560)     (3,775,560)
                                           -----------   --------------      ------------     ----------------   ------------
Balance, June 30, 2002                     13,801,500      $    1,380       $   3,899,370    $  3,775,560)      $ 125,190
                                           ===========   ==============      ============     ================   ============

--------------------------------------------------------------------------------
                                            See independent auditors' report and
                                      accompanying notes to financial statements

                                                                             F-5

                                                                QUICKTEST 5 INC.
                                                   (A Development Stage Company)

                                                        STATEMENTS OF CASH FLOWS

================================================================================
                                                                                                  For The Period
                                                                                               April 1, 1999 (Date
                                              For The Year Ended         For The Year             of Inception)
                                                June 30, 2002                Ended               to June 30, 2002
                                                                         June 30, 2001
                                            -----------------------    ------------------      ---------------------

Cash flows from operating activities:
   Net loss                                     $     (3,775,560)       $              -        $        (3,775,560)
   Adjustments to reconcile net loss to
     net cash used in operating activities:
       Depreciation and amortization                       1,404                       -                      1,404
       Stock issued for services                       3,501,000                       -                  3,501,000
       Changes in operating assets and
         liabilities:
           Other assets                                   (8,107)                      -                     (8,107)
           Accounts payable and accrued
             expenses                                    142,130                       -                    142,130
           Deferred rent expense                          11,201                       -                     11,201
                                                ------------------      --------------------    ----------------------
   Net cash used in operating activities                (127,932)                      -                   (127,932)
                                                ------------------      --------------------    ----------------------
Cash flows used in investing activities:
   Purchases of property and equipment                    (9,427)                      -                     (9,427)
                                                ------------------      --------------------    ----------------------
Cash flows provided by financing activities:
   Proceeds from sale of stock                           199,750                       -                    199,750
                                                ------------------      --------------------    ----------------------
Net increase in cash                                      62,391                       -                     62,391

Cash, beginning of period                                      -                       -                          -
                                                ------------------      --------------------    ----------------------
Cash, end of period                             $         62,391        $              -        $            62,391
                                                ==================      ====================    ======================
Supplemental disclosure of cash flow
  information:
   Cash paid during the period for:
       Interest                                 $              -        $              -        $                 -
                                                ==================      ====================    ======================
       Income taxes                             $              -        $              -        $                 -
                                                ==================      ====================    ======================

Supplemental schedule of noncash financing and investing activities:

    During the year ended June 30, 2002, Quicktest issued 100,000 and 300,000 shares of common stock to unrelated parties for patent and prepaid royalties, respectively, valued at $50,000 and $150,000 (or $0.50 per share, which was the estimated fair market value of the common stock on the date the shares were issued), respectively.

--------------------------------------------------------------------------------
                                            See independent auditors' report and
                                      accompanying notes to financial statements

                                                                             F-6

                                                                QUICKTEST 5 INC.
                                                   (A Development Stage Company)

                                                   NOTES TO FINANCIAL STATEMENTS

                                For The Period April 1, 1999 (Date of Inception)
                                                           Through June 30, 2002

================================================================================

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Quicktest 5 Inc. ("Quicktest") was incorporated on April 1, 1999 in Delaware.
Quicktest is a development company primarily engaged in the research, development and marketing of drug testing devices. Quicktest also intends to market and sell a nicotine replacement water-based beverage. Quicktest expects to sell its products to customers both domestically and internationally.

Development Stage Enterprise

Quicktest is a development stage company as defined in Statement of Financial
Accounting Standards ("SFAS") No. 7, "Accounting and Reporting by Development
Stage Enterprises." Quicktest is devoting substantially all of its present efforts to establish a new business, and its planned principal operations have not yet commenced. Quicktest has not generated any revenues from operations and has no assurance of any future revenues. All losses accumulated since inception have been considered as part of Quicktest's development stage activities.
Quicktest will require substantial additional funding for continuing research and development, obtaining regulatory approval and for the commercialization of its products. There is no assurance that Quicktest will be able to obtain sufficient additional funds when needed, or that such funds will be obtainable on terms satisfactory to Quicktest. Quicktest's products, to the extent they may be deemed medical devices or biologics, are governed by the Federal Food, Drug and Cosmetics Act and by the regulations of state agencies and various foreign government agencies. There can be no assurance that Quicktest will maintain or obtain the regulatory approvals required to market its products.

Restatement of Fiscal 2002 Financial Statements

Subsequent to the issuance of its fiscal 2002 audited financial statements,
Quicktest determined that several transactions were incorrectly recorded on those financial statements. As a result, the following restatements were made:

The expense related to common shares issued for services rendered was incorrectly calculated. Based on the updated information as to the fair value of the stock issued (estimated to be $0.50 per share - see Note 4), the fair value of this stock was restated to $3,501,000 instead of the previously recorded
$431,601.

--------------------------------------------------------------------------------
                                                                             F-7

                                                               QUICKTEST 5 INC.
                                                   (A Development Stage Company)

                                                   NOTES TO FINANCIAL STATEMENTS

                                For The Period April 1, 1999 (Date of Inception)
                                                           Through June 30, 2002

================================================================================

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, continued

Prepaid royalties and net patent cost were improperly recorded as of June 30,
2002, since Quicktest used the incorrect fair value of stock issued to unrelated parties for the prepaid royalties and patent. As a result, the total amount was restated to $190,000 (at $0.50 per share) instead of the previously recorded
$40, and $199,960 was recorded as additional paid-in capital at June 30, 2002.
In addition, Quicktest recorded amortization expense of $735 on the revised patent cost for the year ended June 30, 2002.

Certain property and equipment costs were improperly recorded as of June 30,
2002. As a result, net property and equipment was reduced by $6,000 at June 30,
2002 and depreciation expense was reduced by $1,200 for the year ended June 30,
2002.

Based on updated sales information, the previously stated revenue of $13,718 and bad debt expense of $11,016 were reduced to $0, and cost of sales of $24,604 was reclassified to general and administrative expense for the year ended June 30,
2002.

Rent expense was incorrectly calculated as of June 30, 2002 as a result of not recording rent expense on a straight-line basis and the related deferred rent expense. As a result, additional rent expense of $11,201 was recorded for the year ended June 30, 2002.

Beginning retained earnings of $78,105 were corrected and recorded as fiscal
2002 expenses due to cut-off errors.

Overall, the net loss was restated to $3,775,560 from the previously reported net loss of $614,618, and loss per share was restated to $0.60 from the previously reported $0.10.

Going Concern

The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which contemplate continuation of Quicktest as a going concern. Quicktest incurred a net loss of $3,775,560, had no net sales revenues during the year ended June
30, 2002, and had a cash balance of approximately $62,000 at June 30, 2002.
Management recognizes that Quicktest must generate additional resources for the eventual achievement of sustained profitable operations. Quicktest's success is dependent upon numerous items, including the successful development of effective marketing strategies to customers in a competitive market coupled with faster service and a variety of options. Management has indicated that there will be a number of Quicktest's new product lines entering the market

--------------------------------------------------------------------------------
                                                                             F-8

                                                               QUICKTEST 5 INC.
                                                   (A Development Stage Company)

                                                   NOTES TO FINANCIAL STATEMENTS

                                For The Period April 1, 1999 (Date of Inception)
                                                           Through June 30, 2002
================================================================================

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, continued

within the next six months, which should create a source of revenue. Management believes that these products will have a significant effect on future profitability. Management's plans also include obtaining additional capital through equity financing. However, no assurance can be given that additional capital, if needed, will be available when required or upon terms acceptable to
Quicktest.

These factors, among others, raise substantial doubt about Quicktest's ability to continue as a going concern. The accompanying financial statements do not include any adjustments relating to the recoverability and classification of asset carrying amounts or the amount and classification of liabilities that might result from the outcome of these uncertainties.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the respective reporting period. Actual results could differ from those estimates.
Significant estimates made by management are, among others, the realization of prepaid royalties and long-lived assets and the valuation allowance on deferred tax assets.

Concentration of Credit Risk

The financial instrument which potentially subjects Quicktest to concentration of credit risk is cash. Quicktest maintains cash balances at certain high quality financial institutions, and at times such balances may exceed the
Federal Deposit Insurance Corporation $100,000 insurance limit. As of June 30,
2002, there were no uninsured portions of cash.

Property and Equipment

Property and equipment is stated at cost. Depreciation is computed using the straight-line method over the estimated useful lives of the related assets, which range from three to seven years. Repairs and maintenance are charged to expense as incurred while significant improvements are capitalized. Upon retirement or other disposition of property and equipment, the accounts are relieved of the cost and the related accumulated depreciation, with any resulting gain or loss included in the statement of operations.

--------------------------------------------------------------------------------
                                                                             F-9

                                                               QUICKTEST 5 INC.
                                                   (A Development Stage Company)

                                                   NOTES TO FINANCIAL STATEMENTS

                                For The Period April 1, 1999 (Date of Inception)
                                                           Through June 30, 2002

================================================================================

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, continued

Patent

Patent is recorded at the fair value of the stock issued to unrelated parties for the patent (see Note 3) and is amortized using the straight-line method over its estimated remaining useful life of 17 years. Amortization expense for the year ended June 30, 2002 was $735.

Impairment of Long-Lived Assets

Long-lived assets and certain identifiable intangibles to be held and used by an entity are reviewed by the management of Quicktest for impairment whenever events or changes in circumstances indicate that the carrying value of an asset may not be recoverable. As of June 30, 2002, management of Quicktest believes that no impairment has been indicated. There can be no assurances, however, that market conditions will not change or demand for Quicktest's products will develop which could result in impairment of long-lived assets in the future.

Fair Value of Financial Instruments

The carrying values of Quicktest's financial instruments as of June 30, 2002, including cash, accounts payable and accrued expenses, approximate their respective fair values due to their short-term nature.

Research and Development

Research and development costs are charged to operations as they are incurred.
Legal fees and other costs incurred in protecting patents are expensed as incurred.

Income Taxes

Quicktest recognizes deferred tax liabilities and assets for the expected future tax consequences of events that have been recognized in Quicktest's financial statements or tax returns. Under this method, deferred tax assets and liabilities are determined based on the difference between the financial statement carrying amounts and tax bases of assets and liabilities at each period end based on enacted tax laws and statutory tax rates applicable to the periods in which the differences are expected to affect taxable income. A valuation allowance is provided for significant deferred tax assets when it is more likely than not that such assets will not be recovered.

--------------------------------------------------------------------------------
                                                                            F-10

                                                               QUICKTEST 5 INC.
                                                   (A Development Stage Company)

                                                   NOTES TO FINANCIAL STATEMENTS

                                For The Period April 1, 1999 (Date of Inception)
                                                           Through June 30, 2002
================================================================================

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, continued

Loss Per Share

Basic loss per share is computed by dividing loss available to common stockholders by the weighted-average number of common shares outstanding.
Diluted loss per share is computed similar to basic loss per share except that the denominator is increased to include the number of additional common shares that would have been outstanding if the potential common shares had been issued and if the additional common shares were dilutive. At June 30, 2002, there were no potential common shares.

Revenue Recognition

Quicktest anticipates generating future sales revenue from sales of its products. Quicktest will recognize revenue at the time of shipment of its products to customers.

Comprehensive Income

Comprehensive income is not presented in Quicktest's financial statements since Quicktest did not have any items of comprehensive income in any period presented.

Segments of an Enterprise and Related Information

As Quicktest operates in one segment, Quicktest has not made segment disclosures in the accompanying financial statements.

New Accounting Pronouncements

In April 2002, the FASB issued Statement of Financial Accounting Standards No.
145 ("SFAS 145"), "Rescission of FASB No. 4, 44 and 64, Amendment of FASB
Statement No. 13, and Technical Corrections," to update, clarify and simplify existing accounting pronouncements. SFAS 4, which required all gains and losses from debt extinguishment to be aggregated and, if material, classified as an extraordinary item, net of related tax effect, was rescinded. Consequently, SFAS
64, which amended SFAS 4, was rescinded because it was no longer necessary.
Quicktest does not expect SFAS 145 to have a material effect on its financial statements.

--------------------------------------------------------------------------------
                                                                            F-11

                                                               QUICKTEST 5 INC.
                                                   (A Development Stage Company)

                                                   NOTES TO FINANCIAL STATEMENTS

                                For The Period April 1, 1999 (Date of Inception)
                                                           Through June 30, 2002
================================================================================

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, continued

In June 2002, the FASB issued SFAS No. 146, "Accounting for Costs Associated with Exit or Disposal Activities." SFAS 146 addresses accounting and reporting for costs associated with exit or disposal activities and nullifies Emerging
Issues Task Force Issue No. 94-3, "Liability Recognition for Certain Employee
Termination Benefits and Other Costs to Exit an Activity (Including Certain
Costs Incurred in a Restructuring)." SFAS 146 requires that a liability for a cost associated with an exit or disposal activity be recognized and measured initially at fair value when the liability is incurred. SFAS 146 is effective for exit or disposal activities that are initiated after December 31, 2002, with early application encouraged. Quicktest does not expect SFAS 146 to have a material effect on its financial statements.

NOTE 2 - PROPERTY AND EQUIPMENT

Property and equipment consist of the following:

         Furniture and fixtures                              $           1,807
         Computer equipment                                              2,867
         Computer software                                               4,753
         Less: accumulated depreciation                                   (669)
                                                             ------------------
                                                             $           8,758
                                                             ==================
NOTE 3 - PATENT AND ROYALTY FEE

On April 7, 2002, Quicktest acquired the rights to a patent from an unrelated party pertaining to certain new and significant improvements to a nicotine beverage. In consideration thereof, Quicktest issued 100,000 shares of its common stock, valued at $50,000 ($0.50 per share was the management's estimated fair market value of its common stock on the date the patent was assigned). The cost of the patent is being amortized over the patent's remaining useful life of
17 years. In addition, Quicktest agreed to pay the original patent holder royalties of $1.20 per case, quarterly, for every case sold (consisting of 24 bottles per case) of Quicktest's products which utilize the patent, for the remaining life of the patent. As a condition to the continuance of this agreement, Quicktest also agreed to the following performance goals: (1) during the first year, Quicktest will sell a minimum of 500,000 cases of the patented product, and (2) during any year thereafter for the duration of this agreement,
Quicktest will sell a minimum of 1,000,000 cases of the patented product each year. In June

--------------------------------------------------------------------------------
                                                                            F-12

                                                               QUICKTEST 5 INC.
                                                   (A Development Stage Company)

                                                   NOTES TO FINANCIAL STATEMENTS

                                For The Period April 1, 1999 (Date of Inception)
                                                           Through June 30, 2002
================================================================================

NOTE 3 - PATENT AND ROYALTY FEE, continued

2002, Quicktest prepaid royalties through the issuance of 300,000 shares of its stock valued at $150,000 (or $0.50 per share, which was the management's estimated fair market value of its common stock on the date the shares were issued) in lieu of meeting the minimum performance requirement of the first year. This amount will be amortized to expense at the rate of $1.20 per case sold.

NOTE 4 - STOCKHOLDER' EQUITY

Prior to October 31, 2001, Quicktest issued 6,000,000 shares of common stock to various founders, which were recorded at $0 as Quicktest had not commenced operations.

Beginning in January 2002 through June 30, 2002, Quicktest sold 399,500 shares of common stock at $0.50 per share for $199,750 in cash.

During the year ended June 30, 2002, Quicktest issued 7,002,000 shares of common stock valued at $3,501,000 (or $0.50 per share, which was the estimated fair market value of the common stock on the date the services were performed)
as payment for consulting services to related parties and other third parties
(see Note 6).

During the year ended June 30, 2002, Quicktest issued 100,000 and 300,000 shares of common stock to unrelated parties for patent and prepaid royalties, respectively, valued at $50,000 and $150,000 (or $0.50 per share, which was the estimated fair market value of the common stock on the date the shares were issued), respectively (see Note 3).

NOTE 5 - LEASE COMMITMENT

Quicktest leases its facility under an operating lease agreement expiring
April 30, 2005. Under the lease, Quicktest pays $7,669 per month through March
31, 2003, $7,888 per month through March 31, 2004, and $8,107 per month thereafter. The total amount of rent paid during the year ended June 30, 2002 was $28,828. Quicktest records rent expense on a straight-line basis, resulting in deferred rent and additional rent expense of $11,201.

--------------------------------------------------------------------------------
                                                                            F-13

                                                               QUICKTEST 5 INC.
                                                   (A Development Stage Company)

                                                   NOTES TO FINANCIAL STATEMENTS

                                For The Period April 1, 1999 (Date of Inception)
                                                           Through June 30, 2002
================================================================================

NOTE 5 - LEASE COMMITMENT, continued

The future minimum annual lease payments under this lease agreement at June 30,
2002 is as follows:

                        Years Ending
                ----------------------------
                          June 30,
                -----------------------------

                           2003                              $         92,680
                           2004                                        95,310
                           2005                                        72,960
                                                             -----------------
                                                             $        260,950
                                                             =================
NOTE 6 - RELATED PARTY TRANSACTIONS

Prior to July 1, 2001, various related parties incurred expenses on behalf of
Quicktest. These parties agreed to relinquish all rights to be reimbursed or compensated for such expenses. As a result, no expenses were recorded on the books of Quicktest prior to the year ended June 30, 2002. In addition, various related parties provide facilities, equipment and management services from time to time at no cost to Quicktest.

Quicktest paid approximately $104,000 in cash and issued shares valued at
$3,409,000 to various related parties, including officers and /or stockholders of Quicktest during the year ended June 30, 2002 for consulting and other administrative services.

NOTE 7 - INCOME TAXES

No current provision for federal income tax is required for the year ended June
30, 2002, since Quicktest incurred net operating losses through June 30, 2002.

The tax effect of temporary differences that give rise to significant portions of the deferred tax asset at June 30, 2002 are presented below:

         Deferred tax asset:
              Net operating losses                            $       1,510,000
              Less valuation allowance                               (1,510,000)
                                                              ------------------
              Net deferred tax assets                         $               -
                                                              ==================

--------------------------------------------------------------------------------
                                                                            F-14

                                                               QUICKTEST 5 INC.
                                                   (A Development Stage Company)

                                                   NOTES TO FINANCIAL STATEMENTS

                                For The Period April 1, 1999 (Date of Inception)
                                                           Through June 30, 2002
================================================================================

NOTE 7 - INCOME TAXES, continued

As of June 30, 2002, Quicktest had net operating loss carryforwards of approximately $3,776,000 available to offset future taxable federal and state income. The federal and state carryforward amounts expire in varying amounts through 2022 and 2009, respectively.

NOTE 8 - BASIC AND DILUTED LOSS PER COMMON SHARE

The following is a reconciliation of the numerators and denominators of the basic and diluted loss per common share computations for the years ended June
30, 2002 and 2001:

                                                         2002            2001
                                                     -----------     -----------

         Numerator for basic and diluted loss per
           common share - net income (loss)          $  (3,775,560)   $       -
                                                     -------------  -------------
         Denominator for basic and diluted loss per
           common share - weighted average shares        6,257,985    4,897,260
                                                     -------------  -------------
         Basic and diluted income (loss) per common
           share                                     $       (0.60)   $       -
                                                     -------------  -------------
NOTE 9 - SUBSEQUENT EVENTS

On July 15, 2002, Quicktest entered into an Agreement and Plan of
Reorganization ("Agreement") with Moneyzone.com, Inc. ("Moneyzone"), which sets forth the terms and conditions of a proposed business combination between
Quicktest and Moneyzone. Pursuant to the terms of the Agreement, the common stock of Quicktest will be converted into 1.33 shares of Moneyzone's common stock, with Moneyzone being the surviving corporation. The original shareholders of
Moneyzone will retain approximately 3,000,000 shares of common stock. As
Quicktest will retain control of the combined entity after the merger is completed, this transaction will be accounted for as a "reverse acquisition."
Under reverse acquisition accounting, Quicktest is considered the accounting acquiror and Moneyzone is considered the accounting acquiree; the 3,000,000 shares of previously outstanding common stock of Moneyzone will be accounted for as an issuance of shares in a recapitalization of Quicktest. Pursuant to the terms of the Agreement, the surviving company will change its name to QT 5, Inc.
("QT5"). The historical financial statements of Quicktest for the periods prior to the merger will become those of QT5 and the net loss per share for the periods prior to the merger will be restated based on the exchange ratio of shares issued in the merger.

Moneyzone advanced cash of $300,000 in July 2002 to Quicktest. Upon consummation of the merger, the intercompany advance will eliminate in consolidation. If the closing and consummation of the merger transaction does

--------------------------------------------------------------------------------
                                                                            F-15

                                                               QUICKTEST 5 INC.
                                                   (A Development Stage Company)

                                                   NOTES TO FINANCIAL STATEMENTS

                                For The Period April 1, 1999 (Date of Inception)
                                                           Through June 30, 2002

================================================================================

NOTE 9 - SUBSEQUENT EVENTS, continued

not occur, Quicktest will be required to immediately refund the amount of the advance to Moneyzone. As the originally contemplated date for the merger closing was on or before August 31, 2002, the advance was to be refunded to Moneyzone at that time. However, Quicktest is currently in negotiations with Moneyzone to extend the merger closing date.

In September 2002, Quicktest entered into bridge loan promissory notes
("Notes") with two majority shareholders of Moneyzone for a total of $50,000 with interest at 10% per annum. The principal and interest are due on the closing of collective funding by Quicktest of not less than $250,000. Pursuant to the terms of the Notes, Quicktest cannot be sold or otherwise merged into any other entity except Moneyzone, unless the Notes holders are repaid. These notes are conditionally guaranteed by the CEO of Quicktest if Quicktest does not meet its covenants.

In October 2002, Quicktest entered into a non-interest bearing convertible promissory note with a third party for $150,000. Unless earlier converted by the lender, the principal is due at the earlier of (1) four months from the effective date of the Schedule 14C of Moneyzone (but in no event later than
March 31, 2003), or (2) a financing in which Quicktest receives net proceeds of $1 million. At the election of the holder, the outstanding principal of the note is convertible into shares of Quicktest's common stock at $1.00 per share
(subject to standard adjustments on recapitalization, stock split, etc.). In the event of a default that is not cured for 60 days for lack of payment, the conversion price will be adjusted to $0.10 per share. Pursuant to the terms of the promissory note, Quicktest will issue 75,000 shares of the common stock
(valued at $37,500, or $0.50 per share, which was the estimated fair market value of the common stock on the date the shares were issued) to the lender as additional consideration. The $37,500 will be recorded as a discount on the note and amortized to interest expense ratably over the earliest estimated due date of the note.

--------------------------------------------------------------------------------
                                                                            F-16

                                                                QUICKTEST 5 INC.
                                                   (A Development Stage Company)

                                                       BALANCE SHEET (Unaudited)

================================================================================

                                                                September 30, 2002
ASSETS                                                          -------------------

Current assets:
     Cash                                                             $  30,644
     Prepaid royalties                                                  150,000
                                                                      ----------

         Total current assets                                           180,644

Property and equipment, net of accumulated depreciation of $1,552        16,326
Patent, net of accumulated amortization of $1,470                        48,530
Other assets                                                              8,107
                                                                      ----------

                                                                      $ 253,607
                                                                      ==========

LIABILITIES AND STOCKHOLDERS' DEFICIT

Current liabilities:
     Accounts payable and accrued expenses                            $  86,054
     Deferred rent expense                                               10,900
     Advances                                                           350,000
                                                                      ----------

         Total current liabilities                                      446,954
                                                                      ----------

Commitments and contingencies

Stockholders' deficit:
     Common stock, $0.0001 par value; 100,000,000 shares authorized;
       13,801,500 shares issued and outstanding                           1,380
     Additional paid-in capital                                       3,899,370
     Deficit accumulated during the development stage                (4,094,097)
                                                                      ----------
         Total stockholders' deficit                                   (193,347)
                                                                      ----------

                                                                      $ 253,607
                                                                      ==========

--------------------------------------------------------------------------------
                                          The accompanying notes are an integral
                                              part of these financial statements

                                                                            F-17

                                                                QUICKTEST 5 INC.
                                                    (A Development Stage Company)

                                            STATEMENTS OF OPERATIONS (Unaudited)

================================================================================

                                                                                                  For The Period
                                                                                                April 1, 1999 (Date
                                               For The Quarter Ended   For The Quarter Ended       of Inception)
                                               September 30, 2002        September 30, 2001     to September 30, 2002
                                            -----------------------    --------------------    ---------------------

Revenue                                         $              -         $             -          $              -
                                                 ---------------          ---------------          ---------------

Operating expenses -
     General and administrative                          318,537                   6,766                 4,094,097
                                                 ---------------         ---------------           ---------------

Net loss                                        $       (318,537)        $        (6,766)         $     (4,094,097)
                                                 ===============         ===============           ===============

Net loss available to common
  stockholders per common share:
     Basic and diluted                          $          (0.02)        $         (0.00)
                                                 ===============         ===============

Weighted average shares
  outstanding:
     Basic and diluted                                13,801,500               5,900,000
                                                 ===============         ===============

--------------------------------------------------------------------------------
                                          The accompanying notes are an integral
                                              part of these financial statements

                                                                            F-18

                                                                QUICKTEST 5 INC.
                                                   (A Development Stage Company)

                                            STATEMENTS OF CASH FLOWS (Unaudited)

================================================================================

                                                                                                  For The Period
                                                                                               April 1, 1999 (Date
                                            For The Quarter Ended        For The Quarter          of Inception)
                                              September 30, 2002              Ended              to September 30,
                                                                       September 30, 2001              2002
                                            -----------------------    --------------------    ---------------------

Cash flows from operating activities:
   Net loss                                     $       (318,537)       $         (6,766)       $        (4,094,097)
   Adjustments to reconcile net loss to
     net cash (used in) provided by
     operating activities:
       Depreciation and amortization                       1,618                       -                      3,022
       Stock issued for services                               -                       -                  3,501,000
       Changes in operating assets and
         liabilities:
           Other assets                                        -                       -                     (8,107)
           Accounts payable and accrued
             expenses                                    (56,076)                  7,761                     86,054
           Deferred rent expense                            (301)                      -                     10,900
                                                 ----------------        ---------------         ------------------

   Net cash (used in) provided by operating
      activities                                        (373,296)                    995                   (501,228)
                                                 ---------------         ---------------         ------------------

Cash flows used in investing activities:
   Purchases of property and equipment                    (8,451)                   (995)                   (17,878)
                                                 ---------------         ----------------        ------------------

Cash flows from financing activities:
    Proceeds from sale of stock                                -                       -                    199,750
    Increase in advances                                 350,000                       -                    350,000
                                                 ---------------         ---------------         ------------------

    Net cash provided by financing activities            350,000                       -                    549,750
                                                 ---------------         ---------------         ------------------

Net (decrease) increase in cash                          (31,747)                      -                     30,644

Cash, beginning of period                                 62,391                       -                          -
                                                 ---------------         ---------------         ------------------

Cash, end of period                             $         30,644        $              -        $            30,644
                                                 ===============         ===============         ==================

Supplemental disclosure of cash flow
  information:
   Cash paid during the period for:
       Interest                                 $              -        $              -        $                 -
                                                 ===============         ===============         ==================
       Income taxes                             $              -        $              -        $                 -
                                                 ===============         ===============         ==================

--------------------------------------------------------------------------------
                                          The accompanying notes are an integral
                                              part of these financial statements

                                                                            F-19

                                                                QUICKTEST 5 INC.
                                                   (A Development Stage Company)

                                                   NOTES TO FINANCIAL STATEMENTS

                                                  September 30, 2002 (Unaudited)
================================================================================

NOTE 1 ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Quicktest 5 Inc. ("Quicktest") was incorporated on April 1, 1999 in Delaware.
Quicktest is a development stage company primarily engaged in the research, development and marketing of drug testing devices. Quicktest also intends to market and sell a nicotine replacement water-based beverage. Quicktest expects to sell its products to customers both domestically and internationally.

Basis of Presentation

The accompanying condensed financial statements have been prepared by Quicktest pursuant to the rules and regulations of the Securities and Exchange
Commission. The information furnished herein reflects all adjustments
(consisting of normal recurring accruals and adjustments) which are, in the opinion of management, necessary to fairly represent the operating results for the respective periods. Certain information and footnote disclosures normally present in the annual financial statements prepared in accordance with accounting principles generally accepted in the United States of America have been omitted pursuant to such rules and regulations. The results of the three months ended September 30, 2002 are not necessarily indicative of the results to be expected for the full year ending June 30, 2003.

Development Stage Enterprise

Quicktest is a development stage company as defined in Statement of Financial
Accounting Standards ("SFAS") No. 7. "Accounting and Reporting by Development
Stage Enterprises." Quicktest is devoting substantially all of its present efforts to establish a new business, and its planned principal operations have not yet commenced. Quicktest has not generated any revenues from operations and has no assurance of any future revenues. All losses accumulated since inception have been considered as part of Quicktest's development stage activities. Quicktest will require substantial additional funding for continuing research and development, obtaining regulatory approval and for the commercialization of its products. There is no assurance that Quicktest will be able to obtain sufficient additional funds when needed, or that such funds will be obtainable on terms satisfactory to Quicktest. Quicktest's products, to the extent they may be deemed medical devices or biologics, are governed by the Federal Food, Drug and Cosmetics Act and by the regulations of state agencies and various foreign government agencies. There can be no assurance that
Quicktest will maintain or obtain the regulatory approvals required to market its products.

                                                                            F-20

                                                                QUICKTEST 5 INC.
                                                   (A Development Stage Company)

                                                   NOTES TO FINANCIAL STATEMENTS

                                                  September 30, 2002 (Unaudited)
================================================================================

NOTE 1 ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, continued

Going Concern

The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which contemplate continuation of Quicktest as a going concern. Quicktest incurred a net loss of $318,537 during the three months ended September 30, 2002, had no net sales revenue during the three months ended September 30, 2002, and had a cash balance of $30,644 at September 30, 2002. In addition, Quicktest has a deficit accumulated during the development stage of $4,094,097 and negative working capital of $266,310 at September 30, 2002. Management recognizes that
Quicktest must generate additional resources for the eventual achievement of sustained profitable operations. Quicktest's success is dependent upon numerous items, including the successful development of effective marketing strategies to customers in a competitive market coupled with faster service and a variety of options. Management has indicated that there will be a number of
Quicktest's new product lines entering the market within the next six months, which should create a source of revenue. Management believes that these products will have a significant effect on future profitability. Management's plans also include obtaining additional capital through equity financing. However, no assurance can be given that additional capital, if needed, will be available when required or upon terms acceptable to Quicktest.

These factors, among others, raise substantial doubt about Quicktest's ability to continue as a going concern. The accompanying financial statements do not include any adjustments relating to the recoverability and classification of asset carrying amounts or the amount and classification of liabilities that might result from the outcome of these uncertainties.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the respective reporting period. Actual results could differ from those estimates.
Significant estimates made by management are, among others, the realization of prepaid royalties and long-lived assets and valuation allowance on deferred tax assets.

Impairment of Long-Lived Assets

Long-lived assets and certain identifiable intangibles to be held and used by an entity are reviewed by the management of Quicktest for impairment whenever events or changes in circumstances indicate that the carrying value of an asset may not be recoverable. As of September 30, 2002, management of Quicktest believes that no impairment has been indicated. There can be no assurances, however, that market conditions will change or demand for Quicktest's products will develop which could result in impairment of long-lived assets in the future.

                                                                            F-21

                                                                QUICKTEST 5 INC.
                                                   (A Development Stage Company)

                                                   NOTES TO FINANCIAL STATEMENTS

                                                  September 30, 2002 (Unaudited)
================================================================================

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, continued

Loss Per Share

Basic loss per share is computed by dividing loss available to common stockholders by the weighted-average number of common shares outstanding.
Diluted loss per share is computed similar to basic loss per share except that the denominator is increased to include the number of additional common shares that would have been outstanding if the potential common shares had been issued and if the additional common shares were dilutive. At September 30, 2002, there were no potential common shares.

Revenue Recognition

Quicktest anticipates generating future sales revenue from sales of its products. Quicktest will recognize revenue at the time of shipment of its products to customers.

Comprehensive Income

Comprehensive income is not presented in Quicktest's financial statements since Quicktest did not have any items of comprehensive income in any period presented.

Segments of an Enterprise and Related Information

As Quicktest operates in one segment, Quicktest has not made segment disclosures in the accompanying financial statements.

NOTE 2 - PATENT AND ROYALTY FEE

On April 7, 2002, Quicktest acquired the rights to a patent from an unrelated party pertaining to certain new and significant improvements to a nicotine beverage. In consideration thereof, Quicktest issued 100,000 shares of its common stock; valued at $50,000 ($0.50 per share was the management's estimated fair market value of its common stock on the date the patent was assigned). The cost of the patent is being amortized over the patents remaining useful life of
17 years. In addition, Quicktest agreed to pay the original patent holder royalties of $1.20 per case, quarterly, for every case sold (consisting of 24 bottles per case) of Quicktest's products which utilize the patent, for the remaining life of the patent. As a condition to the continuance of this agreement, Quicktest also agreed to the following performance goals: (1) during the first year, Quicktest will sell a minimum of 500,000 cases of the patented product, and (2) during any year thereafter for the duration of this agreement,
Quicktest will sell a minimum of 1,000,000 cases of the patented product each year. In June 2002 Quicktest prepaid royalties through the issuance of 300,000 shares of its stock valued at $150,000 (or $0.50 per share, which was the management's estimated fair market value of its common stock on the date the shares were issued) in lieu of meeting the minimum performance requirement of the first year. This amount will be amortized to expense at the rate of $1.20 per case sold.

                                                                            F-22

                                                                QUICKTEST 5 INC.
                                                   (A Development Stage Company)

                                                   NOTES TO FINANCIAL STATEMENTS

                                                  September 30, 2002 (Unaudited)
================================================================================

NOTE 3 - RELATED PARTY TRANSACTIONS

Quicktest recorded approximately $197,000 of expense from various related parties, including officers and/or stockholders of Quicktest, during the three months ended September 30, 2002 for consulting and administrative services.

NOTE 4 - AGREEMENT OF MERGER

On July 15, 2002, Quicktest entered into an Agreement and Plan of
Reorganization ("Agreement") with Moneyzone.com, Inc. ("Moneyzone"), which sets forth the terms and conditions of a proposed business combination between
Quicktest and Moneyzone. Pursuant to the terms of the Agreement, the common stock of Quicktest will be converted into 1.33 shares of Moneyzone's common stock, with Moneyzone being the surviving corporation. The original shareholders of
Moneyzone will retain approximately 3,000,000 shares of common stock. As
Quicktest will retain control of the combined entity after the merger is completed, this transaction will be accounted for as a "reverse acquisition."
Under reverse acquisition accounting, Quicktest is considered the accounting acquirer and Moneyzone is considered the accounting acquiree; the 3,000,000 shares of previously outstanding common stock of Moneyzone will be accounted for as an issuance of shares in a recapitalization of Quicktest. Pursuant to the terms of the Agreement, the surviving company will change its name to QT 5, Inc.
("QT5"). The historical financial statements of Quicktest for the periods prior to the merger will become those of QT5 and the net loss per share for the periods prior to the merger will be restated based on the exchange ratio of shares issued in the merger.

Moneyzone advanced cash of $300,000 in July 2002 to Quicktest. Upon consummation of the merger, the inter-company advance will eliminate in consolidation. If the closing and consummation of the merger transaction does not occur, Quicktest will be required to immediately refund the amount of the advance to Moneyzone. As the originally contemplated date for the merger closing was on or before August 31, 2002, the advance was to be refunded to Moneyzone at that time. However, Quicktest is currently in negotiations with Moneyzone to extend the merger closing date.

In September 2002, Quicktest entered into bridge loan promissory notes
("Notes") with two majority shareholders of Moneyzone for a total of $50,000 with interest at 10% per annum. The principal and interest are due on the closing of collective funding by Quicktest of not less than $250,000. Pursuant to the terms of the Notes, Quicktest cannot be sold or otherwise merged into any other entity except Moneyzone, unless the Notes holders are repaid. These
Notes are conditionally guaranteed by the CEO of Quicktest if Quicktest does not meet its covenants.

                                                                            F-23

                                                                QUICKTEST 5 INC.
                                                   (A Development Stage Company)

                                                   NOTES TO FINANCIAL STATEMENTS

                                                  September 30, 2002 (Unaudited)
================================================================================

NOTE 5 - SUBSEQUENT EVENT

In October 2002, Quicktest entered into a non-interest bearing convertible promissory note with a third party for $150,000. Unless earlier converted by the lender, the principal is due at the earlier of (1) four months from the effective date of the Schedule 14C of Moneyzone (but in no event later than
March 31, 2003), or (2) a financing in which Quicktest receives net proceeds of $1 million. At the election of the holder, the outstanding principal of the note is convertible into shares of Quicktest's common stock at $1.00 per share
(subject to standard adjustments on recapitalization, stock split, etc.). In the event of a default that is not cured for 60 days for lack of payment, the conversion price will be adjusted to $0.10 per share. Pursuant to the terms of the promissory note, Quicktest will issue 75,000 shares of the common stock
(valued at $37,500, or $0.50 per share, which was the estimated fair market value of the common stock on the date the shares were issued) to the lender as additional consideration. The $37,500 will be recorded as a discount on the note and amortized to interest expense ratably over the earliest estimated due date of the note.

                                                                            F-24

                               MONEYZONE.COM, INC.

                   PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
                                   (Unaudited)

The following unaudited pro forma consolidated financial statements present the pro forma consolidated balance sheet of Moneyzone.com, Inc. ("Moneyzone") as of
September 30, 2002 and the pro forma consolidated statements of operations for the year ended June 30, 2002 and for the quarter ended September 30, 2002.

The transaction described in Note 2 will be accounted for as a "reverse acquisition," since the management and stockholders of Quicktest 5 Inc.
("Quicktest") will retain control of the combined entity after the merger is completed. Under reverse acquisition accounting, Quicktest is considered the accounting acquiror and Moneyzone is considered the accounting acquiree. As
Moneyzone had no substantive assets or operations at the date of the transaction, the transaction has been recorded as a recapitalization of
Quicktest for the change in the number of shares outstanding as a result of the merger.

The following unaudited pro forma consolidated balance sheet reflects the effect of the transaction as if it occurred on September 30, 2002. The accompanying pro forma consolidated statement of operations for the year ended June 30, 2002 and for the quarter ended September 30, 2002 gives effect to the transaction as if it occurred on July 1, 2001. The unaudited statement of oerpations of Moneyzone for the year ended June 30, 2002 was obtained from the six-month loss from continuing oeprations as presented in Moneyzone's unaudited June 30, 2002 financial statements included in Moneyzone's Form 10-QSB for the quarter ended
June 30, 2002.  All losses of moneyzone for the year ended December 31,2001
(including the six-month period from July 1, 2001 through December 31, 2001 that would otherwise be part of the pro forma presentation) were considered discontinued and thus are not included in this pro forma analysis. The financial statements include adjustments directly attributable to the transaction and expected to have a continuing impact on the combined company.

The pro forma information is based on historical unaudited financial statements.
The information has been prepared in accordance with the rules and regulations of the Securities and Exchange Commission and is provided for comparison and analysis purposes only. The unaudited pro forma information is not necessarily indicative of the future consolidated results of operations of the combined company or the consolidated results of operations that would have resulted had the acquisition taken place on July 1, 2001, or the consolidated financial position of the combined company that would have resulted had the acquisition taken place on September 30, 2002.

                                                                            F-25

                                                             MONEYZONE.COM, INC.

                                            PRO FORMA CONSOLIDATED BALANCE SHEET
                                                                     (Unaudited)

                                                        As of September 30, 2002

                                                                                                             Pro forma
                                                     Quicktest 5    Moneyzone     Subtotal    Adjustments   Consolidated
                                                     -----------   -----------   -----------  ------------ --------------
ASSETS
Current assets:                                                                                                                                                                                                                                                                                                                                  0,700                                             $
   Cash                                               $ 30,644      $     56      $ 30,700    $       -       $ 30,700
   Advance receivable                                       -        300,000       300,000      (300,000)           -
   Prepaid royalties                                   150,000            -        150,000            -        150,000
                                                     -----------   -----------   -----------  ------------ --------------

      Total current assets                             180,644       300,056       480,700      (300,000)      180,700
                                                     -----------   -----------   -----------  ------------ --------------

Property and equipment, net                             16,326        14,000        30,326            -         30,326
                                                     -----------   -----------   -----------  ------------ --------------
Other assets:
   Patent, net                                          48,530            -         48,530            -         48,530
   Other assets                                          8,107            -          8,107            -          8,107
                                                     -----------   -----------   -----------  ------------ --------------

        Total other assets                              56,637            -         56,637            -         56,637
                                                     -----------   -----------   -----------  ------------ --------------
                                                      $253,607      $314,056     $ 567,663     $(300,000)     $267,663
                                                     ===========   ===========   ===========  ============ ==============

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:

   Accounts payable and accrued liabilities           $ 86,054      $ 21,739     $ 107,793            -       $107,793
   Notes and accrued interest payable to shareholders       -        304,373       304,373            -        304,373
   Accrued liabilities from discontinued operations         -        156,400       156,400            -        156,400
   Deferred rent expense                                10,900            -         10,900            -         10,900

   Advances                                            350,000        11,399       361,399      (300,000)       61,399
                                                     -----------   -----------   -----------  ------------ --------------

      Total current liabilities                        446,954       493,911       940,865      (300,000)      640,865
                                                     -----------   -----------   -----------  ------------ --------------

Commitments and contingencies

Stockholders' equity:
    Preferred stock                                         -         15,000        15,000       (15,000)          -
   Common stock                                          1,380        90,008        91,388     3,112,011    3,203,399
   Prepaid consulting                                       -       (467,040)     (467,040)           -      (467,040)
   Additional paid-in capital                        3,899,370     8,609,813    12,509,183   (11,524,647)     984,536
   Deficit accumulated during the development stage (4,094,097)   (8,427,636)  (12,521,733)    8,427,636   (4,094,097)
                                                     -----------   -----------   -----------  ------------ --------------

      Total stockholders' equity                      (193,347)     (179,855)     (373,202)           -      (373,202)
                                                     -----------   -----------   -----------  ------------ --------------

                                                      $253,607      $314,056     $ 567,663     $(300,000)    $267,663
                                                     ===========   ==========    ===========  ============ ==============

The accompanying notes are an integral part of these pro forma financial statements

                                                                            F-26

                                                             MONEYZONE.COM, INC.

                                  PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                                                                     (Unaudited)

                                        For The Quarter Ended September 30, 2002

                                                                               Pro Forma          Pro Forma
                                                   Quicktest 5     Moneyzone       Subtotal      Adjustments       Consolidated
                                                  --------------  ------------   -------------  ---------------   ----------------

Revenue                                           $         -     $        -     $         -    $        -        $         -
                                                  --------------  ------------   -------------  ---------------   ----------------
Operating expenses-
   General and administrative expenses
                                                       318,537      2,556,706       2,875,243             -          2,875,243
   Interest expense                                         -           4,373           4,373             -              4,373
   Gain on debt forgiveness                                 -         (90,963)        (90,963)            -            (90,963)
                                                  --------------  ------------   -------------  ---------------   ----------------
      Total operating expenses                         318,537      2,470,116       2,788,653             -          2,788,653
                                                  --------------  ------------   -------------  ---------------   ----------------

Net loss from continuing operations               $   (318,537)   $(2,470,116)   $ (2,788,653)  $         -        $(2,788,653)
                                                  ==============  ============   =============  ===============   ================

Basic and diluted net loss per
   common share                                          (0.02)         (4.76)                                           (0.13)
                                                  ==============  ============                                    ================

Basic and diluted weighted average common
   shares outstanding                               13,801,500        518,479                      6,628,411        20,948,390
                                                  ==============  ============                  ===============   ================

The accompanying notes are an integral part of these pro forma financial statements

                                                                            F-27

                                                             MONEYZONE.COM, INC.

                                  PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                                                                     (Unaudited)

                                                For The Year Ended June 30, 2002

                                                                                                 Pro Forma        Pro Forma
                                                    Quicktest 5    Moneyzone       Subtotal     Adjustments     Consolidated
                                                   -------------  ------------   ------------  --------------  ---------------

Revenue                                            $       -      $       -      $      -      $       -       $        -
                                                   -------------  ------------   ------------  --------------  ---------------

Operating expenses-
   General and administrative expenses              3,775,560          4,947     3,780,507             -         3,780,507
                                                   -------------  ------------   ------------  --------------  ---------------
      Total operating expenses
                                                    3,775,560          4,947     3,780,507             -         3,780,507
                                                   -------------  ------------   ------------  --------------  ---------------

Loss prior to disposal of business                 (3,775,560)        (4,947)   (3,780,507)            -        (3,780,507)

Loss from disposal of business including a change
   in the estimate for costs associated with the
   disposal of the business                                -            (365)         (365)            -              (365)
                                                   -------------  ------------   ------------  --------------  ---------------

Net loss from continuing operations               $(3,775,560)    $    (4,582) $(3,780,142)     $      -       $(3,780,142)
                                                   =============  ============   ============  ==============  ===============

Basic and diluted net loss per common share       $     (0.60)    $     (0.05)                                 $     (0.43)
                                                   =============  ============                                 ===============

Basis and diluted weighted average common
   shares outstanding                               6,257,985         100,000                    2,465,135       8,823,120
                                                   =============  ============                                 ===============

The accompanying notes are an integral part of these pro forma financial statements

                                                                            F-28

                               MONEYZONE.COM, INC.

              NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
                                   (Unaudited)

NOTE 1 - BASIS OF PRESENTATION

On July 15, 2002, Moneyzone, an inactive public company, and Quicktest, a
Delaware corporation involved primarily in the research, development and marketing of drug testing devices and nicotine replacement water-based beverage, entered into a transaction that will result in a combination of the two entities, as described in Note 2.

The unaudited pro forma consolidated balance sheet as of September 30, 2002 reflects the effect of the transaction as if it occurred on September 30, 2002.
The accompanying pro forma consolidated statement of operations for the year ended June 30, 2002 and for the quarter ended September 30, 2002 gives effect to the transaction as if it occurred on July 1, 2001. The unaudited pro forma information is not necessarily indicative of the future consolidated results of continuing operations of the combined company or the consolidated results of operations that would have resulted had the acquisition taken place on July 1,
2001 or the consolidated financial position of the combined company as of
September 30, 2002.

The unaudited pro forma consolidated financial statements should be read in conjunction with Quicktest's audited financial statements as of June 30, 2002 and the accompanying notes appearing herein, Quicktest's unaudited financial statements as of September 30, 2002 and the accompanying notes appearing herein, and the audited financial statements of Moneyzone as of December 31, 2001 and unaudited interim financial statements as of June 30, 2002 and 2001 and
September 30, 2002 and related notes as previously filed with the Securities and
Exchange Commission.

NOTE 2 - DESCRIPTION OF TRANSACTION

On July 15, 2002, Quicktest entered into an Agreement and Plan of Reorganization
("Agreement") with Moneyzone, which sets forth the terms and conditions of a proposed business combination between Quicktest and Moneyzone. Pursuant to the terms of the Agreement, the shares of Quicktest common stock will be converted into 1.33 shares of Moneyzone's common stock, with Moneyzone being the surviving corporation. The original shareholders of Moneyzone will retain approximately
3,000,000 shares of common stock. As Quicktest will retain control of the combined entity after the merger is completed, this transaction will be accounted for as a "reverse acquisition." Under reverse acquisition accounting,
Quicktest is considered the accounting acquiror and Moneyzone is considered the accounting acquiree; the 3,000,000 shares of previously outstanding common stock of Moneyzone will be accounted for as an issuance of shares in a recapitalization of Quicktest. Pursuant to the terms of the Agreement, the surviving company will change its name to QT 5, Inc. ("QT5"). The historical financial statements of Quicktest for the periods prior to the merger will become those of QT5 and the net loss per share for the periods prior to the merger will be restated based on the exchange ratio of shares issued in the merger.

                                                                            F-29

NOTE 3 - DESCRIPTION OF ADJUSTMENTS

The following adjustments were applied to the historical financial statements of
Moneyzone and Quicktest to arrive at the pro forma consolidated balance sheet and statements of operations:

        (A)   To eliminate the equity accounts and preferred stock of Moneyzone, the accounting acquiree, and reclassify the par value and
              additional paid-in capital for the conversion of Quicktest's common stock to shares of Moneyzone common stock.

        (B)   To eliminate intercompany advance of $300,000 from Moneyzone to
              Quicktest.

                                                                            F-30

                       Management Discussion and Analysis

Quicktest 5 Inc. Management Discussion and Analysis

         The following discussion and analysis of the financial condition and results of operations of Quicktest 5 Inc. ("Quicktest") should be read in conjunction with the unaudited balance sheet as of September 30, 2002, and the unaudited statements of operations and cash flows for the three months ended
September 30, 2002 and the related notes thereto as well as the auditied financial statements of Quicktest for the year ended June 30, 2002. This discussion contains forward-looking statements based upon current expectations that involve risks and uncertainties, such as our plans, objectives, expectations and intentions.

         Quicktest cautions readers that important facts and factors described in this Management's Discussion and Analysis of Financial Condition and Results
of Operations and elsewhere in this document sometimes have affected, and in the future could affect, Quicktest's actual results, and could cause Quicktest's actual results during the fiscal year ending June 30, 2003 and beyond to differ materially from those expressed in any forward-looking statements made by, or on behalf of, Quicktest.

         Quicktest anticipates that during the next twelve months, the research and development, including regulatory approvals of its bio-med product lines, should be completed and they will commence marketing and distribution of their completed products. In order to fund continuing operations for the next 12 months, Quicktest will have to raise additional capital. There can be no assurance that funding will be available on acceptable terms if at all, or that such funds if raised, would enable Quicktest to achieve and maintain profitable operations.

         As reported in the Independent Auditors' Report on our June 30, 2002
financial statements, Quicktest had losses from operations, had no income, had significant negative cash flows from operations, and had a net capital deficiency that raised substantial doubt about Quicktest's ability to continue as a going concern.

RESULTS OF OPERATION

Fiscal Year Ended June 30, 2002 Compared with the Fiscal Year Ended June 30, 2001

         Based on the fact that operations began during the fiscal year ended
June 30, 2002, we cannot compare operations for the same period ended June 30,
2001.

         For the year ended June 30, 2002, Quicktest had no revenues. Quicktest had a net operating loss of approximately $3,776,000 for the year ended June 30,
2002. The largest expense of the operation was for non-cash consulting fees of pproximately $3,400,000 to related  parties for services  rendered in the research and development of the products. The second largest expense of approximately $204,000 was for marketing and promotion fees paid for sales and marketing consulting.

                                       16

Three Months Ended September 30, 2002 Compared with the Three Months Ended September 30, 2001

         For the three months ended September 30, 2002 and 2001, Quicktest had no revenues. Quicktest had a net operating loss for the three months ended
September 30, 2002 of approximately $318,000, as compared to a net operating loss of approximately $7,000 for the three months ended September 30, 2001. The reason for the increased net operating loss was due to the expansion of the research and development of products. The largest expense of the operations for the three months ended September 30, 2002 was for consulting fees of approximately $143,000 to related parties for services rendered in the research and development of the products. The second largest expense of approximately $54,000 was for marketing and promotion fees to a related party for sales and marketing consulting.

 LIQUIDITY

         During the three months ended September 30, 2002, Quicktest's net cash position decreased by $31,747 from a beginning balance of $62,391 as of June 30,
2002. As of September 30, 2001, Quicktest had $0 cash. During the three months ended September 30, 2002 Quicktest had a loss from continuing operations of approximately $318,000. During the three months ended September 30, 2002
Quicktest generated net cash of $350,000 from financing activities (as described below), and during this time Quicktest's operating activities utilized net cash of $373,296 and Quicktest's investing activities utilized net cash of $8,451 for a negative cash flow of $31,747.

         Also during the three months ended September 30, 2002, Quicktest had a decrease in trade accounts payable of approximately $56,000 as compared to an increase of approximately $8,000 during the same period in 2001. Quicktest's financing activities during the three months ended September 30, 2002 included an advance of $300,000 from Moneyzone.com, Inc. ("Moneyzone," the entity merging with Quicktest), and $50,000 received from two of Moneyzone's majority shareholders in the form of a promissory note (See notes to September 30, 2002 financial statements). The funds from Moneyzone are advances from Moneyzone pending effectiveness of the merger pursuant to the Agreement and Plan of
Reorganization. Upon effectiveness of the merger, this advance will become a capital infusion into Quicktest. In the event the merger is not declared effective, Quicktest will be obligated to repay this advance.

CAPITAL RESOURCES

         Quicktest does not currently have any material commitments for capital expenditures in the short term other then those expenditures incurred in the ordinary course of business.

         Since inception, Quicktest's operating and investing activities have used all cash from financing activities. Since Quicktest will continue to require working capital to fund the growth and development of the business,
Quicktest expects to continue to experience negative operating cash flows for the next 12 months.

                                       17

         It is anticipated that available cash resources will be insufficient to meet anticipated working capital needed through the remainder of the next 12 months. In order to fund continuing operations for the next 12 months, Quicktest will have to raise additional capital. The funds will be used to assist in operating activities and allow Quicktest to accelerate the research and development needed to bring the products to market.

         While Quicktest believes that sustainable profitability is achievable when its products are fully developed and brought to market, and Quicktest intends to continue the strategy of developing products to bring to market,
Quicktest has never had any income, may never have any income, and there is no guarantee that any of these products will ever be brought to market. Should
Quicktest achieve profitability in any period, it cannot be certain that it will sustain or increase such profitability on a quarterly or annual basis.

         From inception through September 30, 2002, Quicktest generated no revenue and incurred total expenses of approximately $4,100,000. To date,
Quicktest has funded its capital requirements and business operations primarily with funds provided from the sale of Quicktest's common stock, shareholder borrowings, and services rendered by vendors in exchange for common stock in
Quicktest. From inception to September 30, 2002, Quicktest has received approximately $4,000,000 from the sale and/or conversion of services and accounts payable into shares of common stock of Quicktest at estimated fair market value at the time of issuance.

         The Independent Auditors' Report on our June 30, 2002 financial statements includes an explanatory paragraph stating that the recurring losses incurred from operations and a working capital deficiency raise substantial doubt about our ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Former Accountants

         Hoffski & Pisano CPAs, the accountant who performed an initial audit of the financial statements of Quicktest as of June 30, 2002, which was included in the Schedule 14C Amendment No. 1 of Moneyzone, and Quicktest mutually agreed that Hoffski & Pisano would no longer serve as independent accountants for
Quicktest. The services of Hoffski & Pisano were terminated on October 14, 2002.

         The report of Hoffski & Pisano did not contain an adverse opinion or disclaimer of opinion, or was modified as to uncertainty, audit scope, or accounting principles.  However, the report contained a paragraph expressing substantial doubt about Quicktest's ability to continue as a going concern.
Hoffski & Pisano did not serve as independent accountants for Quicktest during any prior periods.

         The decision to change accountants was approved by the board of directors.

         In connection with its audit for the year ended June 30, 2002 and through October 14, 2002, there were no disagreements with Hoffski & Pisano, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Hoffski & Pisano's satisfaction, would have caused it to make reference to the subject matter of the disagreement(s) in their report on the financial statements for such years.

         During the most recent year ended June 30, 2002 and through October 14,
2002, there have been no reportable events (as defined in Regulation S-B Item
304(a)(1)(iv)(B)).

         On October 14, 2002 Quicktest engaged Corbin & Wertz as its independent accountant to audit Quicktest's June 30, 2002 financial statements.
Additionally, Quicktest did not consult Corbin & Wertz regarding the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on Quicktest's financial statements and neither written or oral advice was provided that was an important factor considered by Quicktest in reaching a decision as to accounting, auditing or financial reporting issues.

Quicktest has provided Hoffski & Pisano with a copy of the foregoing disclosures and has requested that Hoffski & Pisano furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. Such letter will be filed as an Exhibit to this Schedule 14C to the SEC.

MERGER

On July 15, 2002, Quicktest entered into an Agreement and Plan of Reorganization
("Agreement") with Moneyzone.com, Inc. ("Moneyzone"), which sets forth the terms and conditions of a proposed business combination between Quicktest and
Moneyzone. Pursuant to the terms of the Agreement, the common stock of Quicktest will be converted into 1.33 shares of Moneyzone's common stock, with Moneyzone being the surviving corporation. After considering the number of Quicktest common shares outstanding and contemplated issuance of additional shares for additional contemplated transactions, it is expected that an aggregate of
25,000,000 shares of Moneyzone's common stock will be used in total. The shareholders of Moneyzone will retain 3,000,000 shares of common stock.

                                       18

                             Capital Stock Increase

The Board of Directors and holders of a majority of the outstanding Common Stock of the Company authorized and approved by written consent an amendment of the
Certificate of Incorporation of the Company to increase the total amount of the
Company's authorized Common Stock, from 25,000,000 shares to 100,000,000 shares
(the "Capital Stock Increase"). This increase will be effected pursuant to an amendment of the Company's Certificate of Incorporation (the "Amendment"). A
copy of the Amendment is attached . The Amendment will be filed with the Delaware Secretary of State as soon as reasonably practicable as allowed pursuant to applicable laws.

The Capital Stock Increase, if it occurs, may affect any given stockholder's proportionate equity interest in the Company, but will not affect the relative rights, preferences, privileges or priorities of any stockholder.

Effect of Increase in Total Authorized Common Stock of the Company
------------------------------------------------------------------

The principal effect of the Stock Increase will be to increase the total amount of authorized Common Stock of the Company from 25,000,000 shares to
100,000,000 shares. The respective voting rights and other rights that accompany the Common Stock will not be altered by the increase, and the par value of the
Common Stock will remain at $0.15 per share. The Board of Directors, in connection with the Merger, agreed to issue an aggregate of approximately
25,000,000 shares of Common Stock (post split), such issuances facilitated the need to increase the number of authorized shares of Common Stock. Consequently, the Board of Directors effectively will have the authority to issue 72,000,000 more shares of Common Stock than it had the authority to issue prior to the
Capital Stock Increase. After giving effect to the Capital Stock Increase, the number of outstanding shares of Common Stock (as of the Record Date) would remain the same but the number of shares of Common Stock which would be available for issuance by the Company would increase to 72,000,000 shares.

All authorized but unissued shares of Common Stock will be available for issuance from time to time for any proper purpose approved by the Board of
Directors including the financing of future operations (including issuances in connection with stock-based employee benefit plans, stock splits or dividends and issuances to raise capital or effect acquisitions).

Stockholders do not have any preemptive or similar rights to subscribe for or purchase any additional shares of Common Stock that may be issued in the future, and therefore, future issuances of Common Stock may, depending on the circumstances, have a dilutive effect on the earnings per share, voting power and other interests of the existing stockholders.

Reasons for the Capital Stock Increase
--------------------------------------

The Agreement pursuant to which the Company merges with Quicktest obligates the
Company to increase its authorized shares of common stock.

The Board of Directors believes it will be beneficial to the Company to authorize additional common stock, in order to position the Company to take advantage of future opportunities for the issuance of equity securities in connection with financings, possible future acquisitions, other programs to facilitate expansion and growth, and for other general corporate purposes, including stock dividends, stock splits and employee benefit plans, without the delay and expense incident to the holding of a special meeting of stockholders to consider any specific issuance. The additional authorized shares of common stock could be issued in public or private offerings in order to raise capital for various purposes. Authorized shares may be issued at such times, to such persons, and for such consideration as the Board of Directors determines at the time to be in the best interests of the Company, without further authorization from the Stockholders, subject to the listing rules of any securities exchange or automated quotation system to which the Company's common stock may be subject at any time in the future.

The authorization of additional shares of common stock will not, by itself, have any effect on the right of holders of existing shares of common stock. Any new shares of common stock, when issued, would have the same rights and privileges as the shares of common stock presently outstanding.

The Capital Stock Increase, may affect any given stockholder's proportionate equity interest in the Company, but will not affect the relative rights, preferences, privileges or priorities of any stockholder.

                                       19

                                   Name Change

Reasons for the Name Change
---------------------------

The Company's Board of Directors agreed to change the name of the Company in connection with the closing of the Merger and believe that the change of the
Company's name is desirable in view of the change in the character and strategic focus of the Company's business resulting from the Merger described below herein.

The change in corporate name will not affect the status of the Company or the rights of any stockholder in any respect, or the validity or transferability of stock certificates presently outstanding. The Company's stockholders will not be required to exchange stock certificates to reflect the new name. If a stockholder's shares of common stock are represented currently by a physical certificate, that certificate will continue to represent such stockholder's ownership of such shares.

In connection with the name change, the Company intends to apply for a new trading symbol. The trading symbol will become effective as soon as practicable after the effective date of the action.

                                   Directors

In accordance with the terms of the Agreement, the current directors of the
Company have agreed to tender their resignation and to appoint nominees of
Quicktest to the Board of Directors. Quicktest has nominated Timothy J. Owens,
Steven H. Reder, and Michael Kessler to serve on the Board of Directors. The individuals, when elected, will serve until the next annual stockholders'
meeting and until their successors are duly elected and qualified. Certain persons who own in excess of a majority of our outstanding voting securities have agreed to vote in favor of all of the proposals, which include the election of these persons to the Board of Directors. Biographical information on the nominees is set forth below.

Board of Directors and Officers
-------------------------------

Name                               Age                   Position
------------------------------------------------------------------------------

Timothy J. Owens                   47                 Director, CEO, CFO

Steven H. Reder                    44                 President, Secretary

Michael Kessler                    46                 Vice President

Mr. Timothy J. Owens
--------------------

For the past 21 years, Mr. Owens has operated a financial consulting firm,
Timothy J. Owens and Associates, both in Washington State and California. Since
1994, Mr. Owens has used the proceeds of his successful financial services practice to fund product development for business and Human Resource (H.R.)
automation and delivery. Mr. Owens' received his Masters of Science Degree in
Finance from La Salle University, Louisiana. Mr. Owens' also received letters of academic excellence in engineering from President Gerald R. Ford and President
James Carter in 1976 and 1978.

Steven Reder
------------

Mr. Reder has over 18 years experience in manufacturing as the Vice President of finance. Along with other achievements, he developed many innovative new directions for Delta Lithograph Co, a Bertlesmann Company. He was responsible for acquisitions along with generating investment inquiries. He set up company annual budgets as well as a proprietary budget system for all cost centers. In
1994, Mr. Reder was presented with the opportunity to take over a company from that was being reposed from the IRS. He took this company from bankruptcy to profitable status within one year Mr. Reder recently sold this company to join
Quicktest.

Michael Kessler
---------------

Mr. Kessler has over 25 years experience in clinical research, executive level marketing, merchandising, retail site development, public relations, and product development. He was in charge of General Nutrition Centers Corporate Marketing and Research Division, Vice President of Marketing for Diet Centers, and
Executive Vice President of American Health & Diet Corporation and the Executive
Vice President of Sales and Marketing for Omni Nutraceuticals.

Special Note Regarding Forward-Looking Statements.
-------------------------------------------------

This Information Statement contains certain forward-looking statements with respect to the financial condition, results of operations, business strategies, operating efficiencies or synergies, competitive positions, growth opportunities for existing products, plans and objectives of management, markets for stock and other matters. Statements in this Information Statement that are not historical facts are hereby identified as "forward-looking statements.' Such forward-looking statements, including, without limitation, those relating to the future business prospects, revenues and income, wherever they occur in this
Information Statement, are necessarily estimates reflecting the best judgment of the management of the Company and Quicktest and involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by the forward-looking statements. Such forward-looking statements should, therefore, be considered in light of various important factors, including those set forth in this Information Statement. Words such as
`estimate', `project', `acquisition', `intend', `expect', `believe' and similar expressions are intended to identify forward-looking statements. These forward-looking statements are found at various places throughout this
Information Statement. The Company's stockholders are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they were made.

By Order of the Board of Directors

                                         --------------------------------
                                            John Iannetta, President